As filed electronically with the Securities and Exchange Commission on August 23, 2024

Registration No. [•]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___	☐ Post-Effective Amendment No. ___

TORTOISE CAPITAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 981-1020

(Registrant’s Area Code and Telephone Number)

Tom Florence

6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211

(Name and Address of Agent for Service)

With copies to:

Deborah Bielicke Eades

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.001 par value per share) of
Tortoise Power and Energy Infrastructure Fund, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

important: your vote is required

TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
AND
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

[•], 2024

Dear Fellow Stockholder:

I am writing to inform you of, and to ask for your vote on, a very important matter that will significantly affect your investment in Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and/or Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ” and, together with TTP and NDP, the “Target Funds” or each, individually, a “Target Fund”), as applicable, each a closed-end fund organized as a Maryland corporation. A joint special meeting of stockholders of each Target Fund (the “Meeting”) will be held at the offices of Tortoise Capital Advisors, L.L.C., 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, on November 18, 2024, at 10:00 a.m. central time. At the Meeting, stockholders of each Target Fund will be asked to vote on a proposal to:

authorize the merger of the Target Fund with and into a wholly-owned subsidiary of Tortoise Power and Energy Infrastructure Fund (the “Acquiring Fund”), a series of Tortoise Capital Series Trust and a newly formed exchange traded fund (each, a “Merger” and, collectively, the “Mergers”).

The Board of Directors of each Target Fund has determined the Merger applicable to such Target Fund is advisable and recommends that stockholders of such Target Fund vote “FOR” the Merger. Enclosed in this booklet is (i) a Notice of Joint Special Meeting of Stockholders; and (ii) a Joint Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison of each Target Fund to the Acquiring Fund, and each Merger, including the reasons for proposing the Mergers.

The enclosed materials explain the proposal to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your holdings, your vote is extremely important. You may vote in person at the Meeting, or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone, simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By internet, please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website; or

•	By returning the enclosed proxy card in the postage-paid envelope.

If you should have any questions about the Meeting agenda or voting, please call our proxy agent, EQ Fund Solutions, LLC at [•]. Please note, at a reasonable time after the mailing has been completed and our records indicate that you have not voted at that time, you may be contacted by our proxy agent to confirm receipt of the proxy material and review your voting options.

On behalf of the Target Funds and your fellow stockholders, I thank you for your prompt vote on these important matters.

Sincerely yours,

Matthew G.P. Sallee

Chief Executive Officer

Tortoise Pipeline & Energy Fund, Inc.,

Tortoise Energy Independence Fund, Inc.,

and Tortoise Power and Energy

Infrastructure Fund, Inc.

IMPORTANT INFORMATION FOR STOCKHOLDERS OF
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
AND
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

[•], 2024

Although we recommend that you read in its entirety the enclosed Joint Proxy Statement and Prospectus (“Joint Proxy Statement/Prospectus”), for your convenience, we have provided a brief overview of the proposal to be voted on at the joint special meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ” and, together with TTP and NDP, the “Target Funds” or each, individually, a “Target Fund”).

Questions Regarding the Mergers

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a stockholder of a Target Fund on the record date. At the joint special meeting of stockholders of the Target Funds (the “Meeting”), stockholders of each Target Fund will be asked to vote on the following proposal with respect to such Target Fund:

•	To authorize the merger of the Target Fund with and into a wholly-owned subsidiary of Tortoise Power and Energy Infrastructure Fund, a series of Tortoise Capital Series Trust and a newly formed exchange traded fund (the “Acquiring Fund” and, together with the Target Funds, the “Funds” and each, a “Fund”) (each, a “Merger” and, collectively, the “Mergers”).

The Board of Directors of each Target Fund (each, a “Target Fund Board”) has determined that the Merger, with respect to its Target Fund, is advisable and in the best interests of such Target Fund. Each Target Fund Board recommends that you vote FOR the Merger.

Q.	Why does each Target Fund Board recommend the Merger of its Target Fund?

A.	The Target Fund Boards have periodically evaluated various strategic alternatives for the Funds to enhance shareholder value including mergers, tender offers, and other product restructurings. The Target Fund Boards specifically considered the Mergers over the course of several meetings held in July and August 2024. At those meetings, Tortoise Capital Advisors, L.L.C. (the “Adviser”), the investment adviser for each of the Target Funds and the investment adviser for the Acquiring Fund, discussed with each Target Fund Board its reasons for proposing the Mergers. Representatives of the Adviser stated that the Adviser had conducted an evaluation of strategic alternatives for each of the Target Funds in light of certain factors, including, among others, recent increased discount levels of the Target Funds and recent increased focus by activist investors on the Target Funds (including recent increased positions by activist investors). Following a review with the Adviser of strategic alternatives for each Target Fund, each Target Fund Board believes the Merger of its Target Fund may benefit stockholders through (among other reasons) the following:

•	An anticipated significant reduction or elimination of the discount to net asset value (“NAV”) at which the Target Fund’s shares have traded, as shares of exchange traded funds (“ETF”) typically trade at or near their NAV due in part to the share creation and redemption features of ETFs;

•	The favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide;

•	The potential for a high level of current income resulting from lower expenses while reducing the volatility associated with the use of leverage from preferred stock and borrowings; and

•	Lower overall total expense ratios.

Each Target Fund Board considered that the Merger of its Target Fund will allow stockholders of the Target Fund to continue their investment in an open-end ETF. Each Target Fund Board further considered, with respect to its Target Fund and the Acquiring Fund, the general compatibility of the Funds’ portfolio management teams, including that the Acquiring Fund will have the same investment adviser and be managed by the same portfolio management team as the Target Fund. The Target Fund Board also noted that the Acquiring Fund will have substantially the same investment objective and investment policies and strategies as TPZ, except that the Acquiring Fund cannot engage in structural leverage through borrowings and preferred stock.

Based on the foregoing and as further described in the Joint Proxy Statement/Prospectus, each Target Fund Board determined that such Merger is advisable and in the best interests of its Target Fund. Accordingly, each Target Fund Board recommends that stockholders approve the Merger. See “The Mergers—Information About the Mergers—Background and Board Considerations Relating to the Proposed Mergers” in the Joint Proxy Statement/Prospectus for additional information about each Target Fund Board’s considerations relating to the Mergers.

Q.	How will the Mergers affect the common stock of the Target Funds?

A.	If a Merger is approved, upon the closing of the Merger, each common stockholder of the Target Fund in such Merger will become a shareholder of the Acquiring Fund and thereafter cease to be a common stockholder of the Target Fund. Each common stockholder of such Target Fund will receive a number of common shares of the Acquiring Fund (which number may not be equal to the number of shares of Target Fund common stock held by such stockholder) representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares of common stock held by such stockholder immediately prior to the Merger (with cash being distributed in lieu of fractional shares).

Q.	Will stockholders of the Target Funds have to pay any fees or expenses in connection with the Mergers?

A.	Yes. Each Target Fund, and therefore indirectly its common stockholders, will bear the costs of its Merger, including its share of the costs associated with the Meeting, whether or not the Merger is consummated. Such one-time expenses, which include legal and audit fees, filing fees, and printing and mailing costs, are expected to be approximately $193,751 in aggregate (approximately $0.10 per share) for TTP, $161,281 in aggregate ($0.10 per share) for NDP, and $254,968 in aggregate ($0.04 per share) for TPZ after allocating expenses (such as printing and mailing costs) to the Target Fund accruing the expense or, in the case of shared expenses (such as legal fees), after allocating expenses among the Target Funds based on relative net assets. In addition, each Target Fund will bear additional indirect expenses, primarily relating to repositioning its portfolio in advance of its Mergers (as further discussed below). Following the Merger(s), Target Fund common stockholders are expected to benefit from reduced ongoing fees and expenses (as also discussed below).

Q.	How will the Mergers impact ongoing fees and expenses?

A.	Common stockholders of the Target Funds are expected to experience a reduction in overall expenses. The Acquiring Fund will pay a unitary fee at an annual rate of 0.85% and may incur additional expenses not covered by the unitary fee (which additional expenses are not expected during the Acquiring Fund’s first fiscal year). In comparison, the total annual expense ratios of the Target Funds (as of each Target Fund’s most recent fiscal period ended May 31, 2024) were, and the net reduction in total expense ratio expected after the Merger are as follows:

•	TTP: 2.37% on Managed Assets (which translated into 2.89% on net assets), representing, based on expenses as of May 31, 2024, a reduction in the total expense ratio of 1.52% on Managed Assets (and 2.04% on net assets); and

•	NDP: 2.20% on Managed Assets (which translated into 2.52% on net assets), representing, based on expenses as of May 31, 2024, a reduction in the total expense ratio of 1.35% on Managed Assets (and 1.67% on net assets); and

•	TPZ: 2.58% on Managed Assets (which translated into 3.20% on net assets), representing, based on expenses as of May 31, 2024, a reduction in the total expense ratio of 1.73% on Managed Assets (and 2.35% on net assets).

“Managed Assets” is defined as total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock).

Q.	What are some key differences between a closed-end fund and an ETF?

A.	Closed-end funds, like the Target Funds, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds, like the Target Funds, are traded on a securities exchange at market prices and trade at market prices that are independent of, and frequently at a discount to, their NAV per share. Shares of ETFs, like the Acquiring Fund, also trade on a securities exchange. However, unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at NAV, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units are generally issued and redeemed in-kind and, as a practical matter, only broker-dealers or large institutional investors with authorized participant agreements can purchase or redeem these Creation Units. As a result of the process through which Creation Units are purchased and redeemed, ETF shares tend to trade at market prices that are at or near their NAV per share.

In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to employ certain strategies, including using structural forms of leverage in seeking to enhance returns. Although this flexibility can be beneficial to the performance of closed-end funds, including the potential to generate additional return, the use of these additional investments and strategies can make investments in closed-end funds subject to additional risks, including, as in the case of the Target Funds, leverage risk associated with their greater use of borrowings and preferred stock.

Q.	Are the Funds managed by the same investment adviser?

A.	Yes, the Adviser serves as the investment adviser to each of the Funds. Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr. serve as portfolio managers for each of the Funds.

Q.	How do the Funds’ objectives, strategies and risks compare?

A.	The Funds have similar investment objectives and policies but focus on different parts of the energy sector. After the Mergers, the Acquiring Fund will have substantially the same investment objectives and policies as TPZ, except that the Acquiring Fund cannot engage in structural leverage through borrowings and preferred stock. Each of TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has, and the Acquiring Fund will have, a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

Each Fund primarily invests or, in the case of the Acquiring Fund, will invest in energy companies. TTP is midstream focused and invests primarily in equity securities of pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies. NDP is upstream focused and invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs. TPZ focuses, and the Acquiring Fund will focus, on companies in the energy value chain by investing primarily in securities of power and energy infrastructure companies. Unlike TTP and NDP, TPZ invests, and the Acquiring Fund will invest, in fixed income securities in addition to dividend-paying equity that provide stable and defensive characteristics throughout economic cycles.

In light of the foregoing, all of the Funds are subject to similar, but not identical, risks. See “The Mergers—Risk Factors” in the Joint Proxy Statement/Prospectus below, which includes a comparison of the principal risks associated with an investment in each Fund.

Q.	Will the portfolios of the Target Funds be repositioned prior to the Mergers?

A.	Yes. Prior to the Mergers, the Target Funds expect to sell approximately the percentage of their respective portfolio holdings shown below based on their portfolios as of July 18, 2024, in each case to de-lever and to also align their portfolios with the investment policies and restrictions of the Acquiring Fund. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs in the aggregate and per share dollar amounts shown below.

•	TTP: 48%, at an approximate cost of $13,230 (or approximately $0.01 per share); and

•	NDP: 45%, at an approximate cost of $4,553 (or approximately $0.00 per share); and

•	TPZ: 39%, at an approximate cost of $12,962 (or approximately $0.00 per share).

These expenses will be borne by the respective Target Fund and its common stockholders. In addition, the Target Funds may realize gains from such portfolio repositioning. As of July 18, 2024, TTP, NDP and TPZ are estimated to realize gains of approximately $14,800,000 (or $7.36 per share), $15,100,000 (or $9.06 per share), and $14,100,000 (or $2.39 per share), respectively, from portfolio repositioning in advance of the respective Mergers. It is anticipated that any capital gains will be entirely offset by capital loss carryforwards in the case of TTP, NDP and TPZ. Actual market prices, costs and capital gains or losses experienced by a Target Fund will depend on market conditions at the time of the portfolio repositioning as well as additional factors discussed below under “What will be the federal income tax consequences to Target Fund stockholders as a direct result of the Mergers?”. Accordingly, actual capital gains could vary significantly from the estimates provided above. Moreover, the Funds and their stockholders are subject to the additional tax implications discussed below under “What will be the federal income tax consequences to Target Fund stockholders as a direct result of the Mergers?”. Stockholders of each Target Fund should understand that it is not possible at this time to determine the ultimate federal income tax impact associated with the respective Mergers.

Q.	How will the Mergers impact distributions to stockholders of the Target Funds?

A.	The Acquiring Fund’s objective is to seek a high level of current income. TTP and NDP distribute a fixed amount per common share each quarter to its common stockholders, while TPZ distributes a fixed amount per common share each month to its common stockholders.

Q.	What will be the federal income tax consequences to Target Fund stockholders as a direct result of the Mergers?

A.	Each Merger is expected to qualify as a reorganization for federal income tax purposes and, as such, stockholders of the Target Funds receiving shares of the Acquiring Fund pursuant to a Merger are not expected to recognize any gain or loss for federal income tax purposes due solely to the conversion of such shares, except to the extent that a Target Fund stockholder receives cash in lieu of a fractional share of the Acquiring Fund. If a stockholder chooses to sell Target Fund shares prior to the Merger of such Target Fund, such sale may generate taxable gain or loss.

In addition, the Target Funds also expect to distribute all of their previously undistributed realized net investment income and net capital gains, if any, prior to the closing of the applicable Merger. All or a portion of such distribution may be taxable to Target Fund stockholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of the Target Fund unless the stockholder has made an election to receive distributions in cash. Such distributions will be taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares.

Each Target Fund also may recognize gains or losses, including ordinary income recapture, because of portfolio sales effected prior to its Merger, including sales anticipated in connection with the portfolio repositioning described above.

You should consult your own tax adviser concerning the tax consequences of the Mergers.

Q.	Will the Acquiring Fund shares received by Target Fund stockholders in the Mergers be listed on a securities exchange following the Mergers?

A.	Yes. However, the Acquiring Fund shares will be listed and traded on the NYSE Arca, Inc. Exchange, as opposed to the New York Stock Exchange on which the shares of common stock of each Target Fund are currently listed and traded.

Q.	When will the proposed Mergers be completed?

A.	If approved by Target Fund stockholders and the conditions to closing are satisfied (or otherwise waived), each Merger is expected to occur on or about [•]. However, it is possible that the Mergers could be consummated on different dates or that only one, some or none of the Mergers are consummated, provided that the Merger of TPZ with and into the Merger Sub must be consummated prior to the consummation of any other Merger.

Q.	What will happen if the required stockholder approval is not obtained?

A.	If a Merger is not consummated, the Board of the applicable Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger or continuing to operate the Target Fund as a standalone fund. While the closing of one Merger is not contingent on the closing of any other Merger, the Merger of TPZ with and into the Merger Sub must be consummated prior to the consummation of any other Merger.

General Questions

Q.	How does the Board of Directors of my Fund suggest that I vote?

A.	After careful consideration, the Board of Directors of each Target Fund recommends that you vote “FOR” the Merger proposal for your Fund.

Q.	How do I vote my shares?

A.	Voting is quick and easy. If you hold your shares directly as a stockholder of record, you may authorize your proxy to vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the enclosed proxy card and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the Meeting. However, even if you plan to attend the Meeting, we urge you to authorize your proxy to vote your shares in advance of the Meeting. That will ensure your vote is counted should your plans change.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to authorize a proxy to vote your shares in advance of the Meeting, as you will not be able to vote during the Meeting itself unless you request and provide to each applicable company a legal proxy from your nominee.

If you hold your shares directly and intend to vote during the Meeting, please let us know by calling 1-866-362-9331. Regardless of whether you plan to vote during the Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in each applicable Target Fund, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on [   ], 2024.

Q.	How does holding my shares through a broker, instead of holding them directly in my own name, impact the way my shares may be voted at the Meeting under NYSE rules?

A.	If your shares are owned directly in your name with the Target Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares at the Meeting. The Target Funds understand that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, your broker will not have discretion to vote your shares on the Merger proposal, which is considered a “non-routine” matter.

Q.	How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Target Fund prior to or at the Meeting. Where a choice has been specified on the accompanying proxy card with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the choice specified. If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on the proposal and you do not revoke your proxy, your proxy will be voted FOR the proposal and FOR, ABSTAIN, OR AGAINST any other matters acted upon at the Meeting in the discretion of the persons named as proxies and as permitted by federal proxy rules and by NYSE rules.

Q.	Whom do I contact for further information?

A.	You may contact [•] (Investor Relations) toll-free at [•] for further information.

Q.	Will anyone contact me?

A.	You may receive a call from EQ Fund Solutions, LLC, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a stockholder to participate in your Fund’s governance by authorizing a proxy to vote your shares as soon as possible. If enough stockholders fail to cast their votes, your Target Fund may not be able to hold its Meeting or the vote on its Merger and will be required to incur additional solicitation costs in order to obtain sufficient stockholder participation.

TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
AND
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

6363 College Boulevard, Suite 100A

Overland Park, Kansas 66211

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 18, 2024

[•], 2024

Notice is hereby given that meetings of the stockholders of Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and/or Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ” and, together with TTP and NDP, the “Target Funds” or each, individually, a “Target Fund”), each a Maryland corporation, will be held jointly (the “Joint Special Meeting of Stockholders” or the “Meeting”), at the offices of Tortoise Capital Advisors, L.L.C., 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, on November 18, 2024, at 10:00 a.m. central time, for the following purposes, each as more fully described in the Joint Proxy Statement/Prospectus:

For stockholders of each Target Fund:

(i)	to authorize the merger of the Target Fund with and into a wholly-owned subsidiary of Tortoise Power and Energy Infrastructure Fund, a series of Tortoise Capital Series Trust and a newly formed exchange traded fund.

Stockholders of record as of the close of business on [•], 2024 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Common stockholders and preferred stockholders, if any, voting as a class, are entitled to vote on the above matters. Each stockholder is entitled to one vote for each share of common stock and/or preferred stock owned by such stockholder.

The Board of Directors of each Target Fund unanimously recommends stockholders vote “FOR” the Merger of their Fund.

Whether or not you expect to attend the Meeting, please authorize a proxy to vote your shares of stock by following the detailed instructions provided on your proxy or voting instruction card.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF DIRECTORS ASK THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

For the Boards of Directors, Diane M. Bono Secretary Tortoise Pipeline & Energy Fund, Inc. Tortoise Energy Independence Fund, Inc. Tortoise Power and Energy Infrastructure Fund, Inc. [•], 2024

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED August 23, 2024

For the Mergers of

TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
AND
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
6363 College Boulevard, Suite 100A

Overland Park, Kansas 66211
866-362-9331

with and into a wholly-owned subsidiary of

Tortoise Power and Energy Infrastructure Fund,
a series of Tortoise Capital Series Trust
6363 College Boulevard, Suite 100A

Overland Park, Kansas 66211
866-362-9331

JOINT PROXY STATEMENT AND PROSPECTUS

[•], 2024

This Joint Proxy Statement and Prospectus (“Joint Proxy Statement/Prospectus”) is being furnished to stockholders of Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), each a Maryland corporation that is registered as a closed-end management investment company (collectively, the “Target Funds” or each, individually, a “Target Fund”), and relates to the special meetings of stockholders of the Target Funds called by the Board of Directors of each Target Fund (each, a “Target Fund Board”), to be held jointly at the offices of the Target Funds, 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, on November 18, 2024, at 10:00 a.m. central time, and at any and all adjournments and postponements thereof (the “Meeting”). This Joint Proxy Statement/Prospectus is provided in connection with the solicitation by each Target Fund Board of proxies to be voted at the Meeting. The purpose of the Meeting is to allow the stockholders of each Target Fund to consider and vote on the Proposal (as defined below) applicable to its Target Fund. The Target Funds and Tortoise Power and Energy Infrastructure Fund (the “Acquiring Fund”), a newly formed exchange traded fund (“ETF”) organized as a separate series of Tortoise Capital Series Trust, a newly formed Maryland statutory trust that is registered as an open-end management investment company (the “Acquiring Trust”), are referred to herein collectively as the “Funds” and, each, a “Fund.”

At the Meeting, stockholders of each Target Fund will be asked to consider and vote upon the following proposal with respect to their Target Fund (the “Proposal”):

For stockholders of each Target Fund:

(i)	to authorize the merger of the Target Fund, with and into a wholly-owned subsidiary of Tortoise Power and Energy Infrastructure Fund (the “Acquiring Fund”) a series of Tortoise Capital Series Trust and a Maryland limited liability company (the “Merger Sub”), pursuant to which each Target Fund would merge with and into the Merger Sub, with shares of each Target Fund being converted into newly issued common shares of the Acquiring Fund (each, a “Merger” and collectively, the “Mergers”).

Common stockholders and preferred stockholders, if any, voting as a class, are entitled to vote on the above matters. Each stockholder is entitled to one vote for each share of common stock and/or preferred stock owned by such stockholder.

If approved and completed, each proposed Merger would result in common stockholders of the applicable Target Fund receiving a number of Acquiring Fund common shares representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares of common stock held immediately prior to the closing of its Merger, with cash being distributed in lieu of any fractional shares of the Acquiring Fund. If stockholders of a Target Fund do not approve the applicable Merger, the Target Fund Board of such Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Fund as a closed-end management investment company. While the closing of one Merger is not contingent on the closing of any other Merger, the Merger of TPZ with and into the Merger Sub must be consummated prior to the consummation of any other Merger.

Each Target Fund Board has unanimously determined that the Merger of its Target Fund is advisable and in the best interests of the Fund, and each Target Fund Board unanimously recommends that you vote FOR the Merger.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on a Proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy cards and this Joint Proxy Statement/Prospectus are first being sent to stockholders of the Target Funds on or about [•], 2024. Target Fund stockholders of record as of the close of business on August [•], 2024 are entitled to notice of and to vote at the Meeting and any adjournments or postponements.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Fund will list and trade its shares on the NYSE Arca, Inc. Exchange (“NYSE Arca” or the “Exchange”). Shares of the Acquiring Fund are not redeemable individually and therefore liquidity for individual shareholders of the Acquiring Fund will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the Acquiring Fund shares.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Joint Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Joint Proxy Statement/Prospectus, dated [•], 2024;

(ii)	the audited financial statements and related independent registered public accounting firm’s report for TTP and the financial highlights for TTP contained in TTP’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-22585) (Accession Number 0001206774-24-000091);

ii

(iii)	the unaudited financial statements for TTP and the financial highlights for TTP contained in TTP’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-22585) (Accession Number 0001206774-24-000772);

(iv)	the audited financial statements and related independent registered public accounting firm’s report for NDP and the financial highlights for NDP contained in NDP’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-22690) (Accession Number 0001206774-24-000092);

(v)	the unaudited financial statements for NDP and the financial highlights for NDP contained in NDP’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-22690) (Accession Number 0001206774-24-000773);

(vi)	the audited financial statements and related independent registered public accounting firm’s report for TPZ and the financial highlights for TPZ contained in TPZ’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-22106) (Accession Number 0001206774-24-000093); and

(vii)	the unaudited financial statements for TPZ and the financial highlights for TPZ contained in TPZ’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-22106) (Accession Number 0001206774-24-000774).

No other parts of the Target Funds’ Annual and Semi-Annual Reports to stockholders are incorporated by reference herein.

The foregoing documents can be obtained on a web site maintained by the Funds’ investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”) at www.tortoiseadvisors.com or each Fund will furnish, without charge, a copy of any such document to any stockholder upon request. Any such request should be directed to the Adviser by calling 866-362-9331 or by writing to the respective Fund at its principal executive offices at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The telephone number of the principal executive offices of the Funds is 913-981-1020.

Because the Acquiring Fund has not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund.

The Target Funds are, and when the Acquiring Fund’s registration statement has gone effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statements, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning TTP, NDP and TPZ may be inspected at the offices of the NYSE, 11 Wall St., New York, NY 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of Acquiring Fund shares in the Mergers. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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THE MERGERS

You are being asked to vote at the Meeting to approve the Merger of your Target Fund. Specifically, you are being asked to consider and approve the Merger of your Target Fund with and into the Merger Sub, with shares of common stock of each Target Fund being converted into newly issued shares of the Acquiring Fund. Each Target Fund Board recommends a vote “FOR” the Merger of its Target Fund.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Mergers and stockholders should reference the more complete information contained in this Joint Proxy Statement/Prospectus and in the accompanying SAI and the appendices thereto, including the Plan. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

The Proposed Mergers

If stockholders of a Target Fund approve the Merger of the Fund and it is completed, each such Target Fund stockholder will receive a number of shares of the Acquiring Fund representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares of common stock held by such stockholder immediately prior to the closing of the Merger (with cash being distributed in lieu of fractional Acquiring Fund shares), and, as such, each such Target Fund stockholder will become a shareholder of the Acquiring Fund and cease to be a stockholder of the Target Fund. Shares of common stock of the Target Fund would be exchanged for shares of the Acquiring Fund on a tax-free basis for federal income tax purposes (although Target Fund stockholders who receive cash for their fractional shares may incur certain tax liabilities). Notwithstanding the foregoing, the Mergers involve additional tax implications that could significantly impact the Funds and their stockholders. See “Information About the Merger—Federal Income Tax Consequences” below for a further discussion of such tax implications. The Acquiring Fund will issue to Target Fund stockholders book-entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such stockholders. Like shares of common stock of the Target Funds, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

After the Mergers, the Acquiring Fund will have substantially the same investment objective and investment policies and strategies as TPZ, except that the Acquiring Fund cannot engage in structural leverage through borrowings and preferred stock. Each Fund seeks, and the Acquiring Fund will seek, to qualify as a regulated investment company for U.S. federal income tax purposes (a “RIC”) and, as such, is not subject to federal income taxes at the Fund level for so long as a Fund continues to qualify as a RIC and distributes all of its net investment income and net capital gain.

The Target Funds, and therefore indirectly their common stockholders, will bear the costs of the Mergers, including the costs associated with the Meeting, whether or not any of the Mergers are consummated. Such one-time expenses, which include legal and audit fees, filing fees, and printing and mailing costs, are expected to be approximately $193,751 in aggregate (approximately $0.10 per share) for TTP, $161,281 in aggregate ($0.10 per share) for NDP, and $254,968 in aggregate ($0.04 per share) for TPZ after allocating expenses (such as printing and mailing costs) to the Target Fund incurring the expense or, in the case of shared expenses (such as legal fees), after allocating expenses among the Target Funds based on relative net assets. In order to de-lever and, in the case of TTP and NDP, align their portfolios with the investment strategies of the Acquiring Fund, each Target Fund expects to sell approximately the percentage of their portfolio holdings shown below based on their portfolios as of July 18, 2024, The portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs in the aggregate and per share dollar amounts shown below.

•	TTP: 48%, at an approximate cost of $13,230 (or approximately $0.01 per share); and

•	NDP: 45%, at an approximate cost of $4,553 (or approximately $0.00 per share);and

•	TPZ: 39%, at an approximate cost of $12,962 (or approximately $0.00 per share).

These expenses will be borne by the respective Target Fund and its common stockholders. In addition, the Target Funds may realize capital gains from such portfolio repositioning. Based on the information shown above, TTP, NDP and TPZ are estimated to realize capital gains of approximately $14,800,000 (or $7.36 per share), $15,100,000 (or $9.06 per share), and $14,100,000 (or $2.39 per share), respectively, from portfolio repositioning in advance of the respective Mergers. It is anticipated that any capital gains will be entirely offset by capital loss carryforwards. Actual market prices, costs and capital gains or losses experienced by a Target Fund will depend on market conditions at the time of the portfolio repositioning as well as additional factors discussed below under “What will be the federal income tax consequences to Target Fund stockholders as a direct result of the Mergers?”. Accordingly, actual capital gains could vary significantly from the estimates provided above. Moreover, the Funds and their stockholders are subject to the additional tax implications discussed below under “[•]”. Stockholders of each Target Fund should understand that it is not possible at this time to determine the ultimate federal income tax impact associated with the Mergers.

If stockholders of the Target Funds approve the Mergers and the conditions to closing are satisfied (or otherwise waived), it is expected that each Merger will occur on or about [•], or such other date as agreed to by the parties. Following the Merger of a Target Fund, such Target Fund will cease to exist as a separate entity. If the stockholders of a Target Fund do not approve the Merger of such Target Fund, the Target Fund will continue in operation as a closed-end management investment company. While the closing of one Merger is not contingent on the closing of any other Merger, the Merger of TPZ with and into the Merger Sub must be consummated prior to the consummation of any other Merger.

If the Mergers are approved and consummated, the Acquiring Fund will adopt the financial statements and performance history of TPZ, with TPZ being the accounting survivor of the Mergers.

For each Target Fund, a majority of votes entitled to be cast is required to approve the Merger.

Board Considerations of the Proposed Mergers

Over the past several years, the Target Fund Boards and Tortoise Capital Advisors, L.L.C. (“TCA” or the “Adviser”), the investment adviser for each of the Target Funds and the investment adviser for the Acquiring Fund, have discussed and, in some cases, entered into unsuccessful negotiations with third parties regarding, a variety of strategic alternatives for the Target Funds in order to enhance stockholder value, including potential mergers and conversions of the closed-end Target Funds into open-end investment companies. During a series of meetings held in July and August 2024, the Adviser proposed and the Target Fund Boards considered the Mergers. At those meetings, the Adviser discussed with the Target Fund Boards its reasons for proposing the Mergers which would reorganize the Target Funds into an actively managed exchange traded fund (“ETF”). The Adviser stated that it had conducted a review of its investment product offerings and fund structures and evaluated strategic alternatives for each of the Target Funds in light of certain factors, including, among others, discount levels of the trading price of the Target Funds’ shares compared to net asset value (“NAV”), variations in performance of the Target Funds, the risks of leverage, and continued focus by activist investors on the Target Funds. Following a review with the Adviser of strategic alternatives for each Target Fund, each Target Fund Board believes the Merger of its Target Fund may benefit the Target Fund and its stockholders through (among other reasons) the following:

●	An anticipated significant reduction or elimination of the discount to NAV at which the Target Fund’s shares have traded, as shares of ETFs typically trade at or near their NAV due in part to the share creation and redemption features of ETFs;

●	Use of TPZ’s distinctive investment strategy, focused on fixed income and equity securities of power and energy infrastructure companies;

●	The potential for similar or increased distributions resulting from lower expenses and the receipt of covered call option premiums while reducing the volatility associated with the use of structural leverage in the form of preferred stock and indebtedness;

●	Increased scale of a larger overall fund; and

●	Lower overall fees and expenses, as a percentage of net assets, of the ETF resulting after the Merger.

Each Target Fund Board considered that the Merger of its Target Fund will allow stockholders of the Target Fund to continue their investment in an active ETF structure having the same investment adviser and being managed by the same portfolio management team as the Target Funds. Each Target Fund Board considered the Adviser’s recommendation that the Acquiring Fund adopt the investment objectives and policies of TPZ -- an objective to seek a high level of current income, with secondary objective of capital appreciation through an investment strategy to invest in fixed income and equity securities issued by power and energy infrastructure companies. The Target Fund Boards considered that the Acquiring Fund would seek to generate additional income from option premiums rather than primarily through the use of structural leverage from preferred stock and indebtedness like the Target Funds. The potential tax consequences and expenses of portfolio positioning transactions and distributions needed to accomplish the Mergers, deleverage the Target Funds, and align to the TPZ investment strategy, and the estimated transaction costs for the Mergers, was also considered by each Target Fund Board. In addition, each Target Fund Board noted that the Acquiring Fund would have a lower management fee and expense ratio. The Target Fund Boards considered that the Mergers may have the additional benefits of avoiding the extraordinary costs associated with potential future proxy contests and litigation associated with activist investors.

Based on the foregoing and as further described in the Proxy Statement/Prospectus, each Target Fund Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of a Target Fund, unanimously approved the Merger of its Target Fund and determined that such Merger would be in the overall best interests of the Target Fund and not dilutive to the interests of the stockholders thereof. Accordingly, each Target Fund Board recommends that stockholders of its Target Fund approve the applicable Merger proposal. See “The Mergers—Information About the Mergers—Background and Board Considerations Relating to the Proposed Mergers” below for additional information about each Target Fund Board’s considerations relating to the Mergers.

Material Federal Income Tax Consequences of the Mergers

Each Merger is expected to qualify as a reorganization for federal income tax purposes and, as such, stockholders of the Target Funds receiving shares of the Acquiring Fund pursuant to a Merger are not expected to recognize any gain or loss for federal income tax purposes due solely to the conversion of such shares, except to the extent that a Target Fund stockholder receives cash in lieu of a fractional share of the Acquiring Fund. As a condition to each Fund’s obligation to consummate the applicable Merger, each Fund will receive a tax opinion stating that the Merger will qualify as a reorganization for federal income tax purposes. See “Information About the Mergers-Federal Income Tax Consequences”. If a stockholder chooses to sell Target Fund shares prior to the Merger of such Target Fund, such sale may generate taxable gain or loss.

Notwithstanding the foregoing, the Mergers involve additional tax implications that could significantly impact the Funds and their stockholders. Each Target Fund expects to distribute all its previously undistributed realized net investment income and net capital gains, if any, prior to the closing of its Merger. All or a portion of such distribution may be taxable to Target Fund stockholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of a Target Fund unless the stockholder has made an election to receive distributions in cash. Such distributions will be taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares.

Each Target Fund also may recognize gains or losses, including ordinary income recapture, because of portfolio sales effected prior to its Merger, including sales anticipated in connection with the portfolio repositioning described above.

Comparison of the Funds

General. Each Target Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation on the following dates: July 19, 2011, in the case of TTP, April 11, 2012, in the case of NDP, and July 5, 2007 in the case of TPZ. The Acquiring Fund is a newly created, non-diversified, actively managed ETF that is a series of the Acquiring Trust, newly organized as a Maryland statutory trust on August 12, 2024. The following sets forth generally some of the primary differences between a closed-end fund (such as the Target Funds) and an ETF (such as the Acquiring Fund).

Closed-End Funds	Exchange Traded Funds
Exchange Listing and Trading Considerations	Exchange Listing and Trading Considerations
Shares of closed-end funds typically are traded on a securities exchange (e.g., the NYSE). Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.

Like most closed-end funds, ETF shares trade on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). Shares of the Acquiring Fund are expected to be traded on the Exchange to provide liquidity for purchasers of Acquiring Fund shares in amounts less than the size of a Creation Unit (as defined below). The market price of Acquiring Fund shares on the Exchange may be equal to, more than or less than the net asset value per share but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Offering and Redemption of Shares	Offering and Redemption of Shares
Closed-end funds generally do not redeem their outstanding shares or engage in the continuous sale of new shares.

Unlike a closed-end fund, ETFs issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units of the Acquiring Fund will generally be issued and redeemed in-kind for securities in which the Acquiring Fund invests. Except when aggregated in Creation Units, Acquiring Fund shares are not redeemable securities of the Acquiring Fund. These ETF features are designed to protect shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of the Acquiring Fund generally will not lead to a tax event for the Acquiring Fund or its shareholders. As a practical matter, only broker-dealers or large institutional investors with authorized participant agreements, called “Authorized Participants,” can purchase or redeem these Creation Units.

Closed-End Funds	Exchange Traded Funds
Use of Leverage	Use of Leverage

Closed-end funds may utilize leverage by issuing preferred shares and issuing and borrowing, subject to certain asset coverage requirements. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used. The use of leverage also involves the following risks and special considerations: (i) the likelihood of greater volatility with respect to the net asset value and market price of common shares than a comparable portfolio that does not utilize structural leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to stockholders or result in fluctuations in dividends paid to stockholders; (iii) in declining markets, the use of leverage is likely to cause a greater decline in the net asset value of shares of the closed-end fund than if the fund had not been leveraged, which may result in a greater decline in the market price of the closed-end fund shares; and (iv) the investment advisory fee payable to the investment adviser may be higher than if the fund did not use leverage.

ETFs may not utilize structural leverage (i.e., preferred shares or notes) and are limited in their ability to borrow.
Portfolio Liquidity	Portfolio Liquidity
Closed-end funds are not subject to any regulatory limit on illiquid securities.	ETFs may not invest more than 15% of their net assets in illiquid securities.
Tax Considerations	Tax Considerations
To qualify as a RIC for U.S. federal income tax purposes, a closed-end fund must, among other things, distribute at least 90% of its net investment income (including interest, dividends, and capital gains) to shareholders each year and at least 90% of income must be “good income.”

ETFs are subject to the same requirements as a closed-end fund to qualify as a RIC for U.S. federal income tax purposes, but ETFs that use in-kind redemption baskets generally avoid recognizing capital gains on those securities and can thereby avoid making capital gains distributions to shareholders that would otherwise result from such capital gains.

Investment Objectives and Principal Investment Strategies. The Target Funds and the Acquiring Fund have similar investment objectives, as shown below:

Investment Objectives

TTP	NDP	TPZ	Acquiring Fund
TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders.	NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders.	TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation.	The Acquiring Fund seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation.

Each Fund primarily invests or, in the case of the Acquiring Fund, will invest in energy companies. TTP is midstream focused and invests primarily in equity securities of pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies. NDP is upstream focused and invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs. TPZ focuses, and the Acquiring Fund will focus, on companies in the energy value chain by investing primarily in securities of power and energy infrastructure companies. Unlike TTP and NDP, TPZ invests, and the Acquiring Fund will invest, in fixed income securities in addition to dividend-paying equity that provide stable and defensive characteristics throughout economic cycles.

A comparison of the asset type and investment structure of the portfolios of the Target Funds, as of May 31, 2024, is set forth below.

TTP

NDP

TPZ

The Target Funds and the Acquiring Fund have substantially similar fundamental investment policies. For a full comparison of the investment objectives and investment strategies of the Target Funds and the Acquiring Fund, see “Additional Information About the Investment Policies and Management of the Funds” below. In addition, see the Statement of Additional Information for a comparison of the fundamental investment policies of the Funds.

Risks of the Funds. Because the Target Funds and the Acquiring Fund have similar principal investment strategies, they are subject to some of the same risks, including cybersecurity risk, epidemic risk, capital markets risk, MLP risk, restricted securities risk, equity securities risk, non-U.S. securities risk, liquidity risk, concentration risk and market discount risk. However, there are differences between the Funds as well that result in certain differences in their principal risks, particularly in the case of TPZ and the Acquiring Fund, which invest in fixed income securities, compared to TTP and NDP, which do not invest in fixed income securities. TPZ and, after the Mergers, the Acquiring Fund may invest in fixed income securities that are both investment grade and non-investment grade, which subject them to risks associated with such fixed income investments. Moreover, the Acquiring Fund will not be subject to the risks associated with the Target Funds’ use of leverage from preferred stock and borrowings, which use can magnify the effect of any losses particularly during a declining market. The Target Funds are also subject to different risks from the Acquiring Fund due to the differences in their structure, including the differences between closed-end funds and ETFs. The Mergers are also subject to certain risks, such as the risk that the anticipated benefits of the Mergers may not be realized, as well as certain tax-related risks and considerations. See “Risk Factors” below.

Description of the Shares. The shares of each Target Fund and the Acquiring Fund have similar voting rights, although there are differences as described under “Additional Information About the Target Funds and Acquiring Fund,” the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of shares of common stock of each Target Fund are entitled to one vote per share on any matter on which the shares are entitled to vote. The ETF Trust Declaration for the Acquiring Fund provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns but by the dollar value of those shares determined on the record date.

Share Information.

Fund	Authorized Shares	Shares Outstanding	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed
TTP	[•]	2,010,566	$0.001	None	None	NYSE
NDP	[•]	1,666,014	$0.001	None	None	NYSE
TPZ	[•]	5,890,167	$0.001	None	None	NYSE
Acquiring Fund	Unlimited	—	$0.001	None	None	NYSE Arca

In addition, TTP currently has outstanding 244,000 shares of Series B Mandatory Redeemable Preferred Stock (“MRP Stock”), with a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock has a mandatory redemption date of December 13, 2024, and will not be outstanding upon the completion of the TTP Merger. NDP and TPZ do not have any outstanding preferred stock.

Distributions and Dividend Reinvestment Plan. Each Target Fund has adopted a managed distribution policy. Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending NAV per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. A Target Fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise tax distribution requirements. Distribution amounts are subject to change from time to time at the discretion of a Target Fund Board.

In connection with the managed distribution policy, TTP and TPZ are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. TTP distributes a fixed amount per share of common stock, currently $0.59, each quarter to its common stockholders. TPZ distributes a fixed amount per common stock, currently $0.105, each month to its common stockholders.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid monthly by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquiring Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker. Distributions are taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares. The exemptive order allowing for TTP’s and TPZ’s managed distribution policy is not available to the Acquiring Fund.

Fees and Expenses

The following tables set forth the fees and expenses of investing in shares of the Target Funds and the Acquiring Fund. Expenses for TTP, NDP and TPZ are based on operating expenses for the six-month period ended May 31, 2024 (annualized). As the Acquiring Fund has not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are pro forma estimates based on its unitary fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	TTP Based on Net Assets	NDP Based on Net Assets	TPZ Based on Net Assets	Acquiring Fund pro forma(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None (2)	None (2)	None (2)	None (3)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	1.34%	1.26%	1.18%	0.85%
Dividends and Expenses on Preferred Stock and Interest and Related Expenses from Borrowings and Other Leverage Expenses	1.24%	0.97%	1.50%	-
Other Expenses	0.64%	0.69%	0.52%	-
Total Fund Expenses	3.22%	2.92%	3.20%	0.85%
Less Expenses Reimbursed by Adviser	(0.33)%	(0.40)%	-	-
Total Annual Fund Expenses (net of expense reimbursement)	2.89%	2.52%	3.20%	0.85%

(1)	Assumes the consummation of each Merger.
(2)	As closed-end funds, TTP, NDP and TPZ trade on a national securities exchange, and do not charge a sales load or a redemption fee. When buying or selling shares of TTP, NDP or TPZ, investors will incur customary brokerage commissions and charges.
(3)	As an ETF, the Acquiring Fund shares will be listed and traded on the NYSE Arca and the Acquiring Fund does not charge a sales load or a redemption fee on individual shares. When buying or selling Acquiring Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of the Acquiring Fund and shareholders redeeming Creation Units of the Acquiring Fund must pay a standard creation or redemption transaction fee.
(4)	Based on average daily net assets for the six-month period ended May 31, 2024.

	TTP Based on Managed Assets	NDP Based on Managed Assets	TPZ Based on Managed Assets	Acquiring Fund pro forma(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None (2)	None (2)	None (2)	None (3)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	1.10%	1.10%	0.95%	0.85%
Dividends and Expenses on Preferred Stock and Interest and Related Expenses from Borrowings and Other Leverage Expenses	1.02%	0.85%	1.21%	-
Other Expenses	0.52%	0.60%	0.42%	-
Total Fund Expenses	2.64%	2.55%	2.58%	0.85%
Less Expenses Reimbursed by Adviser	(0.27)%	(0.35)%	-	-
Total Annual Fund Expenses (net of expense reimbursement)	2.37%	2.20%	2.58%	0.85%

(1)	Assumes the consummation of each Merger.
(2)	As closed-end funds, TTP, NDP and TPZ trade on a national securities exchange, and do not charge a sales load or a redemption fee. When buying or selling shares of TTP, NDP or TPZ, investors will incur customary brokerage commissions and charges.
(3)	As an ETF, the Acquiring Fund trades on NYSE Arca and does not charge a sales load or a redemption fee on individual shares. When buying or selling Acquiring Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of the Acquiring Fund and shareholders redeeming Creation Units of the Acquiring Fund must pay a standard creation or redemption transaction fee.
(4)	The management fee of each Target Fund is based on its Managed Assets, which means the average daily gross asset value of the Fund (which includes assets attributable to the principal amount of any borrowings), minus accrued liabilities (other than the principal amount of such borrowings). The management fee of the Acquiring Fund is based on the Acquiring Fund’s average daily net assets.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Mergers with the costs of investing in a Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown whether you hold or sell your shares.

	1 Year	3 Years	5 Years	10 Years
TTP (based on net assets)	$292	$895	$1,523	$3,213
TTP (based on Managed Assets)	$240	$739	$1,265	$2,706
NDP (based on net assets)	$255	$784	$1,340	$2,855
NDP (based on Managed Assets)	$223	$688	$1,179	$2,533
TPZ (based on net assets)	$323	$987	$1,675	$3,504
TPZ (based on Managed Assets)	$261	$802	$1,370	$2,914
Acquiring Fund (based on net assets)	$87	$271	$471	$1,048

Performance

If the Mergers are approved and consummated, the Acquiring Fund will assume the performance history of TPZ. The Acquiring Fund will have substantially the same investment objectives and investment policies and strategies as TPZ, except that the Acquiring Fund cannot engage in structural leverage through borrowings and preferred stock. The bar charts and tables below provide some indication of the risks of investing in each Target Fund by showing you how Fund performance has varied from year to year. A Target Fund’s past performance may not be indicative of, and does not ensure, how the Target Fund or the Acquiring Fund will perform in the future.

TTP Calendar Year Total Returns as of 12/31(1)

(1)	TTP’s calendar year-to-date total return based on net asset value for the period 1/1/24 to 5/31/24 was 18.06%.

During the periods shown in the chart above:

Best Quarter	Worst Quarter

Average Annual Total Returns for the Periods Ended December 31, 2023

TTP Performance	1 Year	5 Years	10 years
Return before Taxes (based on NAV)	17.09%	-2.11%	-4.96%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Index Performance
Tortoise North American Pipeline Index (reflects no deduction for fees, expenses or taxes(1)	11.57%	11.69%	5.80%

(1)	A float-adjusted, capitalization-weighted composite of pipeline companies headquartered in the United States and Canada.

NDP Calendar Year Total Returns as of 12/31

(1)	NDP’s calendar year-to-date total return based on net asset value for the period 1/1/24 to 5/31/24 was 18.06%.

During the periods shown in the chart above:

Best Quarter	Worst Quarter

Average Annual Total Returns for the Periods Ended December 31, 2023

NDP Performance	1 Year	5 Years	10 years
Return before Taxes (based on NAV)	7.73%	-2.16%	-8.23%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Index Performance
S&P 500 Energy Select Sector Index (reflects no deduction for fees, expenses or taxes(1)	-0.59%	13.57%	3.51%

(1)	A float-adjusted, capitalization-weighted composite of energy sector of the S&P 500.

TPZ Calendar Year Total Returns as of 12/31(1)

(1)	TPZ’s calendar year-to-date total return based on net asset value for the period 1/1/24 to 5/31/24 was 12.55%.

During the periods shown in the chart above:

Best Quarter	Worst Quarter

Average Annual Total Returns for the Periods Ended December 31, 2023

TPZ Performance	1 Year	5 Years	10 years
Return before Taxes (based on NAV)	17.91%	5.78%	2.71%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Index Performance
TPZ Benchmark Composite Index (reflects no deduction for fees, expenses or taxes(1)	13.13%	6.69%	3.75%

(1)	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP).

B. Risk Factors

In evaluating the Mergers, you should carefully consider the risks of the Acquiring Fund to which you will be subject if the Merger of your Fund is approved and completed. An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

Many of the principal investment strategies, and the related risk factors, of the Target Funds and the Acquiring Fund are similar, but there are also differences as well, as discussed in this Joint Proxy Statement/Prospectus. A full examination of the differences between the investment strategies of the Target Funds and the Acquiring Fund are available under “Additional Information About the Investment Policies and Management of the Funds—Principal Investment Strategies and Policies.”

The Funds are also subject to different risks resulting from the differences in their structure, including the differences between closed-end funds and ETFs.

Principal Risks Comparison

Risk is inherent in all investing. Shares of each Fund may change in value, and an investor could lose money by investing in any of the Funds. The Funds may not achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following table provides a comparison of the principal risks of each Target Fund and the Acquiring Fund. The principal risks below should be considered in your evaluation of the Mergers. Because the table categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to another Fund or include multiple associated risks under a single heading. Therefore, a description of the risks associated with each heading is included below the table to provide a more detailed discussion of each risk.

Principal Investment Risk	TTP	NDP	TPZ	Acquiring Fund
General Business Risk			X	X
General Securities Risk			X	X
Capital Markets Risk	X	X	X	X
Investment Grade Fixed Income Securities Risk			X	X
MLP Risks	X	X	X	X
Restricted Securities Risk	X	X	X	X
Rule 144A Securities Risk		X	X	X
Tax Risk	X	X	X	X
Equity Securities Risk	X	X	X	X
Non-investment Grade Fixed Income Securities Risk			X	X
Non-U.S. Securities Risk	X	X	X	X
Valuation Risk			X	X
Leverage Risk	X	X	X
Hedging Strategy Risk	X	X	X
Liquidity Risk	X	X	X	X
Covered Call Risk	X	X		X
Non-Diversification Risk	X	X	X	X
Competition Risk			X	X
Performance Risk			X	X
Legal and Regulatory Change Risks	X	X	X	X
Management Risk	X	X	X	X
Concentration Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Pandemic and Epidemic Risk	X	X	X	X
Power Infrastructure Company Risk			X	X
Energy Infrastructure Company Risk			X	X
Market Impact Risk	X		X
Dilution Risk	X		X
Market Discount Risk	X	X	X

Principal Investment Risk	TTP	NDP	TPZ	Acquiring Fund
Authorized Participant Concentration Risk				X
Cash Transactions Risk				X
Market Maker Risk				X
Trading Issues Risk				X
Anti-Takeover Provisions Risk	X	X
Below Investment Grade Securities Risk	X
Climate Change Regulation Risk	X	X
Commodity Price Volatility Risk		X
Counterparty Risk	X
Credit Risk		X
Delay in Use of Proceeds Risk			X
Environmental Risk	X	X
Foreign Securities Risk	X
Industry Specific Risk	X
Investment Risk	X
Natural Disaster Risk	X	X
Operating/Operating Results Risk	X	X
Performance and Distribution Risk	X	X
Portfolio Turnover Risk	X	X
Price Volatility Risk	X
Quarterly Results Risk	X
Reserve & Depletion Risk		X
Supply and Demand Risk	X	X
Terrorism Risk	X	X

The following are the general risks of investing in the Acquiring Fund securities that affect its ability to achieve its investment objectives. References to “we” “us,” “our” or the “Fund” below are references to the Acquiring Fund.

Risks Associated with an Investment in the Acquiring Fund

General Business Risk. We are a Maryland statutory trust registered as a non-diversified, open-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk. We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The third and fourth quarters of 2009 and the first and second quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, if the volatility continues, the cost of raising capital in the fixed income and equity capital markets and the ability to raise capital may be impacted. Concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed income instruments may be unwilling or unable to meet their funding obligations. In addition, measures taken by the U.S. government to stimulate the U.S. economy may not be successful or may not have the intended effect. As a result of any of the foregoing, companies may be unable to obtain new fixed income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Investment Grade Fixed Income Securities Risk. We may invest a portion of our assets in fixed income securities rated “investment grade” by nationally recognized statistical rating organizations (“NRSROs”) or judged by our Adviser to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”), or BBB- or higher by Fitch, Inc. (“Fitch”). Investment grade fixed income securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities, and yields that are below those of non-investment grade fixed income securities, commonly referred to as “junk bonds,” because they are considered to be subject to fewer risks than non-investment grade fixed income securities. Despite being considered to be subject to fewer risks than junk bonds, investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Restricted Securities Risk. We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Rule 144A Securities Risk. We may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk. We intend to elect to be treated, and intend to qualify each year, as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail under “Federal Income Taxes” in the SAI. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution to shareholders will be reduced.

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

Non-investment Grade Fixed Income Securities Risk. We will not invest more than 25% of our total assets in fixed income securities rated non-investment grade by NRSROs or unrated securities of comparable quality. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated, are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Non-U.S. Securities Risk. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives. This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.

Valuation Risk. The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Trustees. While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Liquidity Risk. Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk. We are registered as a non-diversified, open-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain diversification requirements.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us. See “Risk Factors-Company Risks-Covered Call Risk.”

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. In addition, tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue.

Performance Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income and net capital gain each year so as to maintain our status as a RIC, reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our shareholders.

Legal and Regulatory Change Risk. The regulatory environment for open-end companies is evolving, and changes in the regulation of open-end companies may adversely affect the value of our investments or our ability to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The Securities and Exchange Commission (“SEC”), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since inception. To the extent that the Adviser’s assets under management grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Concentration Risk. The Fund’s strategy of concentrating in power and energy infrastructure investments means that the performance of the Fund will be closely tied to the performance of these particular market sectors. The Fund’s concentrations in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Pandemic and Epidemic Risk. Widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Risks Related to Investing in the Power and Energy Infrastructure Sectors

Under normal circumstances, we plan to invest at least 80% of our total assets in securities of power and energy infrastructure companies. Our focus on the power and energy infrastructure sectors may present more risks than if it were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on us than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk, (6) power infrastructure company risk, and (7) energy infrastructure company risk.

Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

ETF-Related Risk

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Cash Transactions Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Market Maker Risk. The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Separately, the Mergers involve certain additional tax-related risks and considerations. See “Material Federal Income Tax Consequences of the Mergers” for a detailed discussion of such risks.

C. Information About the Mergers

General

The Board of Directors of each Target Fund has determined that the Merger of its Target Fund is advisable, and the stockholders of each Target Fund are being asked to approve the Merger with and into the Merger Sub. Each Target Fund Board has determined that the proposed Merger is advisable and in the best interests of its Target Fund and that the interests of existing stockholders will not be diluted as a result of the transactions contemplated by such Merger.

The affirmative vote of a majority of the votes entitled to be cast of each Target Fund is required to approve the Merger. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit A for your reference.

Terms of the Mergers

General. The Plan provides for the merger of each Target Fund with and into the Merger Sub, with shares of common stock of each Target Fund being converted into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund shares). As a result, the Merger Sub shall succeed to and possess all of the rights, privileges and powers of the Target Fund and the Merger Sub and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Target Fund. As soon as practicable following the completion or termination of all of the Mergers, the Merger Sub will liquidate and distribute all of its assets to the Acquiring Fund and the Acquiring fund will assume all the liabilities of the Merger Sub. The aggregate net asset value of the Acquiring Fund shares received by stockholders of the Target Fund in each Merger (including for this purpose the fractional Acquiring Shares to which the Target Fund stockholders would be entitled) will equal, as of the close of trading on the NYSE on the Business Day immediately prior to the Closing Date (as defined below), the aggregate net asset value of the Target Fund shares of common stock held by such stockholders as of such time. Following the consummation of a Merger, the legal existence of the applicable Target Fund shall cease and its registration under the 1940 Act will be terminated.

The closing date for each Merger is expected to be [•] (the “Closing Date”). If stockholders of a Target Fund do not approve the Merger, the Target Fund Board of such Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Fund as a closed-end management investment company. While the closing of one Merger is not contingent on the closing of any other Merger, the Merger of TPZ with and into the Merger Sub must be consummated prior to the consummation of any other Merger. For the avoidance of doubt, each Merger need not occur at the same time.

Acquiring Fund Shares to Be Issued. The newly issued Acquiring Fund shares to be issued in the Merger will be distributed (either directly or through an agent) to the applicable Target Fund stockholders upon the conversion of their Target Fund shares of common stock in the names of and in the amounts due to the stockholders of such Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the applicable Merger. Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund shares in connection with a Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund shares.

The exchange of Target Fund shares of common stock for Acquiring Fund shares through the Mergers is expected to occur on a tax-free basis for federal income tax purposes, although Target Fund stockholders who receive cash for their fractional shares (as no fractional Acquiring Fund shares will be distributed in the Mergers) may incur certain tax liabilities. In the event Target Fund stockholders would be entitled to receive fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund stockholders, and each such Target Fund stockholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will act directly on behalf of Target Fund stockholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund stockholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Expenses. The direct expenses incurred in connection with the Mergers (whether or not the Mergers are consummated) will be borne by the Target Funds, and therefore indirectly their common stockholders. Costs specific to a Fund will be borne by that Fund and costs not attributable to a specific Fund will be allocated based on the relative net assets of the Funds. Direct expenses include, without limitation: costs related to the preparation and filing of this Joint Proxy Statement/Prospectus and other proxy solicitation materials, postage, printing costs, proxy solicitation expenses, legal fees, accounting fees, SEC registration fees, NYSE listing fees and other related administrative or operational costs. The amount of direct expenses to be incurred by the Target Funds is estimated to be approximately $610,000 (or, when allocated in accordance with the Agreement, approximately $10.38 per share of TTP, $10.33 per share of NDP, and $23.10 per share of TPZ). In addition, each Target Fund will bear additional indirect expenses, primarily relating to repositioning their portfolios in advance of the Mergers. See “The Mergers—Synopsis—Material Federal Income Tax Consequences of the Mergers.” However, the Adviser and each Target Fund Board believe that the benefits of the Mergers, including the anticipated reduction in the trading discount of each Target Fund’s shares of common stock and the lower ongoing expenses of the Acquiring Fund, will offset the costs of the Mergers.

Amendments. The Plan may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund. Notwithstanding the foregoing, following the receipt of the applicable Target Fund stockholder approval of a Plan, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the stockholders of such Target Fund under such Plan to the detriment of such stockholders without their further approval.

Conditions. Under the terms of each Plan, the closing of a Merger is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Merger by the stockholders of the applicable Target Fund; (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities; (iii) the receipt by each applicable Fund of customary legal opinions; (iv) each applicable Fund’s receipt of an opinion that the Merger will qualify as a reorganization for federal income tax purposes (which condition to receive such opinion may not be waived); and (v) the redemption of all outstanding shares of preferred stock of a Target Fund, if any, pursuant to the terms of such preferred stock.

Termination. The Plan may be terminated with respect to each Merger by the mutual agreement of the parties and may be effected by the Chief Executive Officer or any Vice President of the applicable Target Fund and Acquiring Fund, respectively, without further action by either the Target Fund Board or the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”). Additionally, the Plan may be terminated with respect to each Merger by either Fund, at its option, at or before the closing due to: (i) a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Merger, if not cured within 30 days of notification to the breaching party and prior to the closing of the Merger; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iii) a determination by either the applicable Target Fund Board or the Acquiring Trust Board, on behalf of the Acquiring Fund, that the consummation of the transactions contemplated in the Plan is not in the best interests of the Fund.

Background and Board Considerations Relating to the Proposed Mergers

On August 5, 2024, the Boards of Directors of the Target Funds approved the Merger of each of the Target Funds with and into a wholly-owned subsidiary of the Acquiring Fund, a series of Tortoise Capital Series Trust. The Boards of Directors of the Target Funds are comprised of the same five individuals and are referred to herein as the “Target Fund Boards.” The Target Fund Boards considered the Mergers over the course of a series of meetings held in July and August 2024. At those meetings, Tortoise Capital Advisors, L.L.C., the investment adviser for each of the Target Funds and the investment adviser for the Acquiring Fund, discussed with the Target Fund Boards its reasons for proposing the Mergers to reorganize the Target Funds into an actively managed ETF. The Adviser and the Target Fund Boards recounted various efforts at exploration of strategic alternatives for the Target Funds in recent years, and the Adviser stated that it had conducted an overall review of its investment product offerings and a renewed evaluation of strategic alternatives for each of the Target Funds in light of certain pressing factors, including, among others, discount levels of the trading price of the Target Funds’ shares compared to NAV, variations in performance of the Target Funds, the risks of leverage, and continued focus on the Target Funds by activist investors with sizable holdings of the stock of Target Funds.

The Adviser reviewed the strategic alternatives for the Target Funds that had been evaluated by the Adviser and the Board, including

●	maintaining the status quo,

●	liquidation,

●	merging the Target Funds and remaining a closed-end fund managed by the Adviser,

●	merging the Target Funds into one or more funds managed by another advisor,

●	different combinations of mergers involving closed end funds (“CEFs”), open end funds and ETFs,

●	changing investment strategies for certain Target Funds, and

●	potential strategic transactions by the Adviser.

The Adviser noted that it had retained outside consultants and legal counsel to assess various strategic alternatives for the Target Funds and related regulatory and tax consequences. The Adviser discussed its evaluation of strategic alternatives considered for each of the Target Funds in light of relevant factors, including

●	discount-to-NAV levels,

●	extent and use of leverage or covered call writing strategies,

●	suitability of different investment strategies for different investment vehicles,

●	the Target Funds’ and Acquiring Fund’s tax structures and potential tax consequences of a transaction,

●	direct and indirect costs to stockholders associated with the strategic alternatives,

●	activist investor positions and the costs related to proxy campaigns involving the Target Funds and related litigation,

●	potential significant post-transaction attrition,

●	the Adviser’s investment products and market for the investment strategies offered, and

●	other market, investment, operational and tax considerations.

In connection with the meetings at which the Mergers were discussed, the Adviser provided the Target Fund Boards with a variety of materials relating to the Mergers, including the rationale for and expected benefits and costs of the Mergers and evaluation of other strategic alternatives. Based on all the information reviewed, the Adviser expressed its belief that combining each of the Target Funds into the Acquiring Fund was the best alternative for existing stockholders of the Target Funds and that the Target Fund Boards should approve and recommend that stockholders of each of the Target Funds approve the Merger for their Fund.

In connection with the meetings and prior to approving the Mergers, the Directors who are not “interested persons” (as defined in the 1940 Act) of any of the Target Funds (the “Independent Directors”) met in several private sessions and reviewed the information provided and discussed the proposed Mergers with their independent legal counsel.

Based upon all the information provided and the discussions at the meetings, the Target Fund Boards, including all of the Independent Directors, approved the Mergers, and determined that, as applicable to each Target Fund, the Mergers would be in the overall best interests of each Target Fund and its stockholders and that the interests of the existing stockholders of the Target Funds would not be diluted as a result of the Mergers. Accordingly, the Target Fund Boards recommends that stockholders of each of the Target Funds approve the Merger for their Fund.

In determining to approve the Mergers and to recommend that stockholders of each of the Target Funds approve the Merger for their Fund, the Target Fund Boards considered, among other things, the following factors:

●	ETF Structure Compared to CEF Structure; Reduction of Trading Discount. The Target Fund Boards considered the benefits of an open-end ETF structure to each of the Target Funds and their stockholders versus the current closed-end fund structure.

o	The Target Fund Boards noted that an open-end ETF structure would allow stockholders of the Target Funds to exit their investment by selling their shares in the secondary market at or near the Target Fund’s net asset value (“NAV”), which could provide a meaningful one-time investment return by reducing or eliminating the current trading discount.

o	The Target Fund Boards noted that shares of each of the Target Funds have historically traded at a discount from their NAV in the current closed-end fund structure.

o	The Target Fund Boards considered that an open-end ETF structure would continue to provide intra-day liquidity at or near NAV for stockholders who remain in the Acquiring Fund.

o	The Target Fund Boards considered the favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide, while also noting that the tax efficiency offered by an open-end ETF structure may not be attractive to certain retirement plans or accounts, such as 401(k) plans.

o	Conversely, the Target Fund Boards considered the Adviser’s discussion of the benefits of the current closed-end fund structure, including that because closed-end funds are not continuously offered and do not have daily redemptions, they are able to avoid the portfolio trading costs associated with managing flows in and out of the fund.

o	The Target Fund Boards also noted the Target Funds’ ability to obtain structural leverage provided by preferred stock and indebtedness within a CEF (subject to certain limits under the 1940 Act) to support an above-market distribution rate, while the Acquiring Fund would not have structural leverage provided by preferred stock and indebtedness, and the Adviser’s statement that most closed-end fund stockholders invest in the Target Funds for the attractive distribution rate.

o	However, the Target Fund Boards considered that the Acquiring Fund would seek to generate additional income from option premiums from a covered call writing program and the Adviser’s estimation that the increased option premiums would offset the impact of the elimination of structural leverage provided by preferred stock and indebtedness and, in combination with lower expenses, allow the Acquiring Fund to maintain a similar or increased distribution rate relative to the current distribution rates of the Target Funds.

o	The Target Fund Boards also noted that leverage in a CEF can magnify losses in a down market and considered the increased cost of leverage as a result of higher interest rates.

●	Comparison of Fees and Expense Ratios. The Target Fund Boards considered comparative expense information for the Target Funds and the Acquiring Fund, including comparisons between the current total (net) expense ratio for each of the Target Funds and the proposed unitary fee rate for the Acquiring Fund. The Target Fund Boards considered that the proposed unitary fee rate for the Acquiring Fund would be materially lower than the current advisory fee and total (net) expense ratios for the Target Funds and that stockholders of the Target Funds were expected to benefit from significant cost savings as a result of the Mergers.

●	Compatibility of Portfolio Management Team, Investment Objectives and Policies. The Target Fund Boards considered the proposed portfolio management team, investment objective and investment strategies for the Acquiring Fund and how they compared to those of the Target Funds.

o	The Target Fund Boards considered that the Acquiring Fund, like each of the Target Funds, would be advised by the Adviser and managed by the same portfolio management team that manages the Target Funds.

o	The Target Fund Boards noted the proposed investment objective for the Acquiring Fund would adopt TPZ’s proven strategy of seeking a high level of current income, with secondary objective of capital appreciation, by investments in fixed income and equity securities issued by power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles. While the general objectives of TTP and NDP are similar to TPZ and the Acquiring Fund-- seeking a high level of total return, emphasizing current distributions---the investment focus was different, as TTP invests primarily in equity securities of pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies, and NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

●	Comparison of Investment Strategy Performance. Because the Acquiring Fund had yet to commence investment operations, the Target Fund Boards could not consider the historical investment performance of the Acquiring Fund as compared to the Target Funds per se, but the Target Fund Boards could compare the historical performance of the different investment strategies employed by the Target Funds, noting that TPZ’s investment strategy is proposed to be adopted by the Acquiring Fund.

o	While TTP and NDP each have a strong 1 year and 3 year history of performance, their total returns for 5 year and 10 year period was negative, showing the volatility of the energy markets.

o	TPZ total return has been more modest in the same 1 year and 3 year periods, but consistently positive for the same 5 year and 10 year periods, showing more stability and better defensive characteristics within the energy market.

o	The Target Fund Boards considered the relatively small size of TTP ($99 million in assets at June 30, 2024), NDP ($77 million in assets at June 30, 2024) and TPZ ($129 million in assets at June 30, 2024) and the advantages that a merger of them together into a single fund using an investment strategy with a history of stable positive total return and defensive characteristics.

●	Reduction of Leverage and Use of Covered Call Program. The Target Fund Boards considered that the Target Funds employ structural leverage whereas the Acquiring Fund, as an open-end ETF, would not have any structural leverage (such as preferred stock or indebtedness) but could have limited amount of leverage in the form of bank borrowings. The Target Fund Boards considered that in lieu of structural leverage, the Acquiring Fund would seek to generate additional income from a covered call writing program, whereby option premiums earned by the Acquiring Fund could help offset the impact on returns and distributions of the elimination of structural leverage. The Target Fund Boards considered the Adviser’s statement that although the covered call option strategy and the elimination of structural leverage would reduce the Acquiring Fund’s upside potential in a rallying market, such changes would likely also reduce downside volatility.

●	Comparison of Maryland Corporation and Maryland Statutory Trust. The Target Fund Boards considered that the Acquiring Fund is a series of a Maryland statutory trust while the Target Funds were Maryland corporations, noting that trustees/directors of statutory trusts and corporations are subject to similar standards of care under Maryland law. The Target Fund Boards also considered that statutory trusts have greater flexibility to vary terms in their governing documents while corporations are governed by statute. The Target Fund Boards also noted that a Maryland statutory trust would not be required to hold annual meetings of stockholders and would not utilize a staggered board, which could result in cost savings for investors.

●	Tax Structure Considerations. The Target Funds are taxed as regulated investment companies (RICs), and the Acquiring Fund is also proposed to be taxed as a RIC. The Target Fund Boards noted that there should be no material tax differences to the Target Funds or to stockholders because of the Acquiring Fund’s choice of tax entity. The Target Fund Boards considered the advantage offered by ETFs that use in-kind redemption baskets to avoid recognizing capital gains on some transactions and thus avoid having to make capital gains distributions to stockholders, which is attractive to investors holding ETF shares in taxable accounts.

●	Anticipated Tax-Free Merger. The Target Fund Boards noted the Adviser’s representation that each Merger will be structured with the intention that it qualify as a reorganization for federal income tax purposes and that each of the Target Funds and the Acquiring Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). As such, the Merger is anticipated to be tax free (except with respect to cash received in lieu of fractional shares) to stockholders of the Target Funds, thus allowing each stockholder to determine the timing of when to recognize a taxable event with respect to his or her investment.

●	Expenses of the Mergers. The Target Fund Boards considered that the estimated direct and indirect costs of the Mergers were proposed to be borne by the Target Funds, noting

o	Each Target Fund would have estimated costs for portfolio repositioning and the removal of leverage prior to the Mergers, together with related tax consequences

o	The estimated legal, filing and related costs to accomplish the Mergers would be borne by the Target Funds based on their relative assets.

o	The Target Fund Boards determined that the benefits expected to be realized by stockholders of the Target Funds, including the ability to exit the Fund by selling their shares in the secondary market at or near the Fund’s NAV and the material fee and expense reduction, would justify the transaction costs and taxes to be borne by the Target Funds.

●	Activist Environment. In addition, the Target Fund Boards considered the Mergers in light of the continued focus by activist investors on the Target Funds, including increases to already sizable positions of activist investors in the Target Funds, the Target Funds’ historical experience with activist investor campaigns and the significant costs that may be imposed on the Target Funds in connection with future activist campaigns, including costs associated with potential future proxy contests and litigation. The Target Fund Boards considered that the Mergers may have the benefits of avoiding costs related to activist campaigns.

●	Alternatives to the Mergers. The Target Fund Boards noted the Adviser’s consideration of, and prior negotiations with third parties relating to, alternatives to the Mergers, including maintaining the status quo, liquidation of the Target Funds, merging the Target Funds and remaining a closed-end fund managed by the Adviser, merging the Target Funds into one or more funds managed by another advisor, different combinations of mergers, involving CEFs, open end funds and ETFs, changing investment strategies for certain Target Funds and various potential strategic transactions by the Adviser, and the Adviser’s determination that the Mergers were the best option for existing stockholders of the Target Funds.

●	Terms and Conditions of the Mergers. The Target Fund Boards considered the terms and conditions of the Mergers, including that each Merger is a NAV-based exchange and, other than the required Merger of TPZ into the Acquiring Fund subsidiary, is not contingent upon any other Merger. The Target Fund Boards also considered whether the Mergers, as applicable to each Fund, would result in the dilution of the interests of existing stockholders of Target Funds in light of the basis on which shares of the Acquiring Fund will be issued to stockholders of the Target Funds.

Capitalization

The following table sets forth the unaudited capitalization of each Target Fund and the pro forma capitalization of the Acquiring Fund as of May 31, 2024, assuming each Merger is approved and consummated as of such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the stockholders of a Target Fund on the date the Merger of such Target Fund takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that will be received on or after such date. The Acquiring Fund pro forma assumes that preferred stock, senior notes, and borrowings of the Target Funds mature, are redeemed, or are extinguished prior to the closing.

	TTP	NDP	TPZ	Acquiring Fund (pro forma)(1)
Credit Facility/Margin Loan	$6,700,000	$10,200,000	$24,300,000	-
Long-term Debt - Senior Notes	$3,942,858	-	-	-
Series B, Mandatory Redeemable Preferred Shares, $25 stated value at liquidation value	$6,100,000	-	-	-

Common Shareholders’ Equity:
Common stock, $0.001 par value per share, 2,010,566 shares outstanding for TTP, 1,666,014 shares outstanding for NDP, 5,890,167 shares outstanding for TPZ, 14,091,945 shares outstanding for the Acquiring Fund (pro forma)	$2,011	$1,666	$5,890	$14,092
Additional paid-in capital	$162,993,308	$207,311,589	$95,504,899	$465,409,796	(2)
Total distributable accumulated gain (loss)	$(83,561,781)	$(141,191,605)	$9,020,741	$(215,732,645)
Net Assets applicable to common stock	$79,433,538	$66,121,650	$104,531,530	$249,691,243
Net asset value per share of common stock (net assets attributable to common stock divided by shares outstanding)	$39.51	$39.69	$17.75	$17.72
Authorized shares:
Common stock	2,010,566	1,666,014	5,890,167	14,091,945
Preferred stock	244,000	-	-	-

(1)	Assumes the issuance of 2,465,374 shares of common stock to stockholders of TTP, 2,059,824 shares of common stock to stockholders of NDP, based on the net asset values of the Target Funds as of May 31, 2024, and assuming the net asset value of the Acquiring Fund is $17.75, the net asset value of TPZ as of May 31, 2024. Such numbers are adjusted for the estimated costs of the Mergers estimate to be borne by each Fund.
(2)	Includes the impact of total Merger costs allocable to TTP of $127,050 (or approximately $0.06 per share), expenses applicable to NDP of $105,758 (or approximately $0.06 per share) and expenses applicable to TPZ of $167,192 (or approximately $0.03 per share).

Description of the Shares to Be Issued by the Acquiring Fund

General. As a general matter, the shares of each Target Fund and the Acquiring Fund have similar voting rights, although there are differences as described under “Additional Information About the Target Funds and Acquiring Fund,” and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of shares of common stock of each Target Fund are entitled to one vote per share on any matter on which the shares are entitled to vote. The ETF Trust Declaration for the Acquiring Fund provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns but by the dollar value of those shares determined on the record date.

Under the charter of each Target Fund, stockholders of each Target Fund are not entitled to dissenter’s rights of appraisal with respect to the applicable Merger. Stockholders of each Target Fund, however, may sell their shares on the NYSE before the closing date of the applicable Merger. After the Mergers are consummated, Target Fund stockholders will hold shares of the Acquiring Fund, which are anticipated to be listed and traded on the Exchange.

The shares of TTP, NDP and TPZ are currently listed and traded on the NYSE under the symbols “TTP,” “NDP” and “TPZ,” respectively. If the Mergers are consummated, Target Fund shares will no longer be listed on the NYSE and each Target Fund will cease to exist. It is anticipated that the shares of the Acquiring Fund will be listed and traded on the NYSE Arca under the symbol “[•]”. Reports, proxy materials and other information concerning the Target Funds, and the Acquiring Fund after it is listed, may be inspected at the offices of the NYSE and NYSE Arca, respectively.

The Acquiring Fund shares, when issued in the Merger, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive, conversion or exchange rights, except as the Acquiring Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Funds and the Acquiring Fund is available under “Additional Information About the Target Funds and the Acquiring Fund.”

Distributions and Dividend Reinvestment Plan. Each Target Fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending NAV per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. A Target Fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise tax distribution requirements. Distribution amounts are subject to change from time to time at the discretion of a Target Fund Board.

In connection with the MDP, TTP and TPZ are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. TTP distributes a fixed amount per common share, currently $0.59, each quarter to its common stockholders. TPZ distributes a fixed amount per common share, currently $0.105, each month to its common stockholders.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid monthly by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquiring Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker. Distributions are taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares. The exemptive order allowing for TTP’s and TPZ’s MDP is not applicable to the Acquiring Fund.

Federal Income Tax Consequences of the Merger

As a condition to each Fund’s obligation to consummate the applicable Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion would be based on certain factual representations and certain customary assumptions) with respect to its Merger(s), substantially to the effect that for federal income tax purposes:

(a)	the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Merger;

(b)	no gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub;

(c)	no gain or loss will be recognized by the Target Fund upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws;

(d)	no gain or loss will be recognized by the Target Fund common stockholders upon the conversion of all their Target Fund shares of common stock solely into Acquiring Fund shares in the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common stockholders receive cash in lieu of a fractional Acquiring Fund share;

(e)	the aggregate basis of the Acquiring Fund shares received by each Target Fund common stockholder pursuant to the Merger (including any fractional Acquiring Fund share to which a Target Fund stockholder would be entitled) will be the same as the aggregate basis of the Target Fund shares of common stock that were converted into such Acquiring Fund shares;

(f)	the holding period of the Acquiring Fund shares received by each Target Fund common stockholder (including any fractional Acquiring Fund share to which a Target Fund common stockholder would be entitled) will include the period during which the Target Fund shares of common stock that were converted into such Acquiring Fund shares were held by such stockholder, provided such Target Fund shares of common stock are held as capital assets at the effective time of the Merger;

(g)	the basis of the Target Fund’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger;

(h)	the holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); and

(i)	the payment of cash to the holders of Target Fund shares of common stock in lieu of fractional Acquiring Fund shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of shares of Target Fund common stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional Acquiring Fund share.

No opinion will be expressed as to (1) the effect of the Mergers on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund common stockholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect Target Fund common stockholder that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may request of the Funds, the Acquiring Trust and the Merger Sub, and such parties will cooperate to make and certify the accuracy of such representations. The opinions will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the applicable Merger may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Fund and its shareholders may recognize taxable gain or loss as a result of the Merger. Notwithstanding anything herein to the contrary, no party may waive the conditions with respect to the tax opinions.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If a Merger occurs but the IRS or the courts determine that the Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund may recognize gain or loss on the transfer of its assets to the Merger Sub and each shareholder of the Target Fund may recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund stockholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the applicable Merger and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the applicable Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

While Target Fund stockholders are not expected to recognize any gain or loss upon the exchange of their shares for Acquiring Fund shares in the applicable Merger (except to the extent the Target Fund stockholders receive cash in lieu of a fractional Acquiring Fund share), differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to stockholders arising indirectly from the Mergers.

If the Proposal is approved by the stockholders of the applicable Target Fund, such Target Fund will declare a distribution to its stockholders of all taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code), and such distributions will be taxable to stockholders of such Target Fund.

If a Target Fund had preferred stockholders outstanding during its taxable year, it will designate distributions to common and preferred stockholders as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Target Fund with respect to the year. Additional distributions may be made if necessary.

To the extent the Acquiring Fund sells portfolio investments after the Mergers, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of each Target Fund that was unrealized at the time of its Merger), which may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former shareholders of each Target Fund who hold Acquiring Fund shares after the Mergers. As a result, shareholders of each Target Fund may receive a greater amount of taxable distributions than they would have had its Merger not occurred.

After each Merger, the Acquiring Fund’s ability to use the Target Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders of a Target Fund may pay federal income tax sooner, or pay more federal income tax, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any stockholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Stockholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of the Target Funds and Acquiring Fund

Each Target Fund is a non-diversified, closed-end management investment company, organized as a Maryland corporation. The Acquiring Fund is a newly created, non-diversified, actively managed ETF that is a series of the Acquiring Trust, a newly formed, open-end management investment company organized as a Maryland statutory trust.

Closed-end funds are generally traded on an exchange and do not redeem outstanding shares or engage in the continuous sale of new shares. Persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions), which may be more (a premium) or less (a discount) than the net asset value per share. As of May 31, 2024, TTP traded at a 12.2% discount to NAV, NDP traded at a 14.4% discount to NAV, and TPZ traded at a 13.0% discount to NAV. See “Share Price Data” below. Closed-end funds, including the Target Funds, typically also utilize leverage to try and increase returns and/or current income. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used.

Similar to closed-end funds, ETF shares trade on a securities exchange, and generally persons buying and selling ETF shares may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commission). Unlike closed-end funds, ETFs also issue and redeem shares on a continuous basis at net asset value in large blocks consisting of a specified number of shares (i.e., a Creation Unit). The Creation Unit feature of an ETF is designed to protect ongoing stockholders from adverse effects that could arise from frequent cash creation and redemption transactions (such as those that occur in a conventional mutual fund). Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Acquiring Fund’s shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). While the Acquiring Fund has not yet commenced operations, Acquiring Fund information, including the Acquiring Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread will be available online as it becomes available at [•]. The Acquiring Fund’s distributions are taxable to the extent of its current and accumulated earnings and profits and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when distributed by the tax-deferred account.

Share Price Data. The following tables set forth for the periods indicated therein, with respect to each Target Fund, the following: (i) the high and low sales price for common shares reported as of the end of the day on the applicable exchange; (ii) the high and low net asset value of the common shares; and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of the common shares. Because the Acquiring Fund has not yet commenced operations, no table has been provided for the Acquiring Fund.

TTP
					Premium/(Discount) as a %
	Market Price(1)		Net Asset Value(2)		of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
May 2022	$30.84	$25.82	$36.93	$31.87	-16.5%	-19.0%
August 2022	$31.49	$23.58	$37.63	$29.04	-16.3%	-18.8%
November 2022	$29.65	$24.41	$35.02	$28.37	-15.3%	-14.0%
February 2023	$29.10	$25.62	$34.21	$31.22	-14.9%	-17.9%
May 2023	$28.03	$24.34	$32.99	$29.05	-15.0%	-16.2%
August 2023	$29.60	$25.36	$34.40	$30.68	-14.0%	-17.3%
November 2023	$28.82	$26.36	$33.68	$31.15	-14.4%	-15.4%
February 2024	$29.47	$27.07	$35.49	$33.10	-17.0%	-18.2%
May 2024	$34.82	$29.69	$40.77	$36.17	-14.6%	-17.9%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

NDP
					Premium/(Discount) as a %
	Market Price(1)		Net Asset Value(2)		of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
May 2022	$32.86	$26.41	$39.08	$31.45	-15.9%	-16.0%
August 2022	$34.73	$25.56	$40.74	$29.93	-14.8%	-14.6%
November 2022	$35.28	$26.74	$40.15	$31.26	-12.1%	-14.5%
February 2023	$32.10	$28.53	$37.97	$34.46	-15.5%	-17.2%
May 2023	$30.45	$26.30	$35.51	$30.68	-14.2%	-14.3%
August 2023	$32.16	$27.03	$36.83	$31.98	-12.7%	-15.5%
November 2023	$32.71	$28.95	$37.81	$35.45	-13.5%	-18.3%
February 2024	$30.81	$27.53	$35.87	$33.40	-14.1%	-17.6%
May 2024	$34.82	$31.08	$40.67	$36.16	-14.4%	-14.0%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

TPZ
					Premium/(Discount) as a %
	Market Price(1)		Net Asset Value(2)		of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
May 2022	$14.92	$13.47	$16.95	$15.63	-12.0%	-13.8%
August 2022	$14.40	$12.14	$16.85	$14.02	-14.5%	-13.4%
November 2022	$13.83	$12.00	$15.72	$14.00	-12.0%	-14.3%
February 2023	$14.01	$12.51	$15.89	$15.04	-11.8%	-16.8%
May 2023	$13.25	$12.38	$15.66	$14.64	-15.4%	-15.4%
August 2023	$13.94	$12.66	$15.95	$15.09	-12.6%	-16.1%
November 2023	$13.91	$12.84	$15.93	$15.17	-12.7%	-15.4%
February 2024	$14.60	$13.48	$16.90	$15.85	-13.6%	-15.0%
May 2024	$15.98	$14.70	$18.10	$17.02	-11.7%	-13.6%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

Principal Investment Strategies and Policies

The Funds have similar investment objectives, as shown below:

Investment Objectives

TTP	NDP	TPZ	Acquiring Fund
TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders.	NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders.	TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation.	Same as TPZ.

In furtherance of these investment objectives, the Acquiring Fund and each Target Fund use the below principal investment strategies and policies.

Principal Investment Strategies and Policies

The following summary compares the current principal investment policies and strategies of each Fund as of the date of this Joint Proxy Statement/Prospectus.

Tortoise Pipeline & Energy Fund, Inc. (TTP)[1]	Tortoise Energy Independence Fund, Inc. (NDP)[1]	Tortoise Power & Energy Infrastructure Fund (TPZ)[2]	Tortoise Power and Energy Infrastructure Fund (Acquiring Fund)[2]

[1]	Percentage calculations: Investment limitations stated as a maximum percentage of the Fund’s assets are only applied immediately after, and because of, an investment or a transaction by the Fund to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations are based on a percentage of the Fund’s Total Assets. The Fund defines “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received.
[2]	Percentage calculations: Investment limitations stated as a maximum percentage of the Fund’s assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.

Tortoise Pipeline & Energy Fund, Inc. (TTP)[1]	Tortoise Energy Independence Fund, Inc. (NDP)[1]	Tortoise Power & Energy Infrastructure Fund (TPZ)[2]	Tortoise Power and Energy Infrastructure Fund (Acquiring Fund)[2]
Non-Fundamental Principal Investment Policies

Principal Investment Strategy	Principal Investment Strategy	Principal Investment Strategy	Principal Investment Strategy

Under normal circumstances, we will invest at least 80% of our total assets (including assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies.[3]	Under normal circumstances, we will invest at least 80% of our total assets in equity securities of North American energy companies, including at least 50% of our total assets in equity securities of upstream energy companies.	Under normal circumstances, we will invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of power and energy infrastructure companies.	Under normal circumstances, we will invest at least 80% of our total assets (including assets we obtain through borrowings for investment purposes) in securities of power and energy infrastructure companies.

Restricted Securities	Restricted Securities	Restricted Securities	Restricted Securities

We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments, and will not invest in private companies.[4]	We may invest up to 30% of our total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies, but will not invest in private companies.[4]	We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale pursuant to Rule 144A under the 1933 Act, all of which may be illiquid securities.	We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale pursuant to Rule 144A under the 1933 Act, all of which may be illiquid securities.

Below Investment Grade	Below Investment Grade	Below Investment Grade	Below Investment Grade

We may invest up to 20% of our total assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds.”	We may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds.”	We will not invest more than 25% of our total assets in non-investment grade rated fixed income securities.	—

Single Issuer	Single Issuer	Single Issuer	Single Issuer

We will not invest more than 10% of our total assets in any single issuer.	We will not invest more than 10% of our total assets in any single issuer	—	—

[3]	The Fund considers a company to be a pipeline company if 50% of its assets, cash flow or revenue are associated with the operation or ownership of energy pipelines and complementary assets or it operates in the energy pipeline industry as defined by the standard industrial classification (“SIC”) system. The Fund considers a company to be an energy infrastructure company if at least 50% of its assets, revenues or cash flows are derived from energy infrastructure operations or ownership. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs, or that provide electric power generation (including renewable energy), transmission and/or distribution.
[4]	For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time.

Tortoise Pipeline & Energy Fund, Inc. (TTP)[1]	Tortoise Energy Independence Fund, Inc. (NDP)[1]	Tortoise Power & Energy Infrastructure Fund (TPZ)[2]	Tortoise Power and Energy Infrastructure Fund (Acquiring Fund)[2]
Short Sales	Short Sales	Short Sales	Short Sales

We will not engage in short sales.	We will not engage in short sales	We will not engage in short sales.	We will not engage in short sales.

Covered Call Options	Covered Call Options	Covered Call Options	Covered Call Options
We may write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income.	We may also write (sell) call options on selected equity securities in its portfolio (“covered calls”). As a writer of such call options, in effect, during the term of the option, in exchange for the premium NDP receives, it sells the potential appreciation above the exercise price in the value of the security or securities covered by the options.	—	We may write (sell) call options on selected equity securities in its portfolio (“covered calls”).

Foreign Issuers	Foreign Issuers	Foreign Issuers	Foreign Issuers

We may invest up to 30% of our total assets in securities of non-U.S. issuers (including Canadian issuers), which may include securities issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.	We may invest up to 35% of our total assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States.	We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).	We may invest in securities issued by non-U.S. issuers (including Canadian issuers).

Privately Held Companies	Privately Held Companies	Privately Held Companies	Privately Held Companies

We will not invest in privately held companies.	We will not invest in privately held companies.	—	—

Tortoise Pipeline & Energy Fund, Inc. (TTP)[1]	Tortoise Energy Independence Fund, Inc. (NDP)[1]	Tortoise Power & Energy Infrastructure Fund (TPZ)[2]	Tortoise Power and Energy Infrastructure Fund (Acquiring Fund)[2]
Leverage	Leverage	Leverage	Leverage

We will utilize leverage in an amount that on average represents approximately 25% of total assets. TTP considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20%-30%.	Our policy is to utilize leverage in an amount that on average represents approximately 15% of its total assets. NDP considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 10%-20%.

We will utilize leverage in an amount that on average represents approximately 20% of total assets. TPZ considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 15%-25%.

We will have the ability to utilize leverage to the extent permitted by the 1940 Act.

Fixed Income Securities	Fixed Income Securities	Fixed Income Securities	Fixed Income Securities

—	—	We will invest a minimum of 51% of our total assets in fixed income securities.	We will invest a maximum of 50% of our total assets in fixed income securities.

A key difference between the Funds’ investment strategies is that the Acquiring Fund (like TPZ) will invest in fixed income securities in addition to dividend-paying equity securities that provide stable and defensive characteristics throughout economic cycles.

Additional Information regarding Principal Investment Strategies for the Acquiring Fund. The Acquiring Fund is a series of the Acquiring Trust and is regulated as an “investment company” under the 1940 Act. The Acquiring Fund is actively managed and does not seek to track the performance of an index. The Acquiring Fund’s investment objectives, to provide a high level of current income consistent with a secondary objective of capital appreciation, is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Acquiring Fund. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares). There is no guarantee that the Acquiring Fund will achieve its investment objectives.

Additional Information about the Acquiring Fund’s Strategy. The Acquiring Fund invests primarily in power and energy infrastructure companies. The Acquiring Fund seeks to invest in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

The Acquiring Fund’s investment approach emphasizes current income, low volatility, and minimization of downside risk. Under normal circumstances, the Acquiring Fund invests at least 80% of its total assets in securities of power and energy infrastructure companies. Power infrastructure companies use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure companies use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

Under normal circumstances, the Acquiring Fund will invest a maximum of 50% of its total assets in fixed income securities. The Acquiring Fund will not invest more than 25% of its total assets in non-investment grade rated fixed income securities or more than 15% of its total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. The Acquiring Fund may invest up to 10% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers). The Acquiring Fund will not engage in short sales. These investment restrictions described above apply at the time of purchase, and the Acquiring Fund will not be required to reduce a position due solely to market value fluctuations.

The Acquiring Fund’s Board of Trustees may change its non-fundamental investment policies without shareholder approval and will provide notice to shareholders of material changes in such policies (including notice through shareholder reports). Any change in the policy of investing under normal circumstances at least 80% of the Acquiring Fund’s total assets in securities of power and energy infrastructure companies requires at least 60 days’ prior written notice to shareholders. Unless otherwise stated, the investment restrictions described above apply at the time of purchase, and the Acquiring Fund will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, the Acquiring Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Acquiring Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which generally includes MLPs). These tax-related limitations may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax requirements.

Although inconsistent with its investment objectives, under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Acquiring Fund may invest 100% of its total assets in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. The yield on these securities may be lower than the returns on the securities in which the Acquiring Fund will otherwise invest or yields on lower-rated, fixed income securities. To the extent the Acquiring Fund invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objectives.

Below are the principal investments that apply to the Acquiring Fund. References to “we,” “us,” “our” or the “Fund” below are references to the Acquiring Fund.

We seek to achieve our investment objectives by investing in a wide range of securities that generate income, including, but not limited to, fixed income securities and dividend-paying equity securities. Up to 25% of these securities may be securities issued by MLPs. Securities that generate income in which we may invest include, but are not limited to, the following types of securities:

Power and Energy Infrastructure Fixed Income Securities. We invest in fixed income securities, including bonds, debentures, or other debt instruments, which are expected to provide a high level of current income. Our investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate and payment in kind features. Our investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. We may invest in securities that generate income of any credit quality, including up to 25% of our total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower. These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. The base lending rate may be the Secured Overnight Financing Rate, the prime rate offered by one or more major U.S. banks or some other base rate varying over time. Certain of the bonds in which we may invest may have an extended or no maturity or may be zero coupon bonds. We may invest in fixed income securities that are not rated or securities that are non-investment grade. Certain of these securities may be securities issued by MLPs.

•	Investment Grade Securities. We may invest in a wide variety of income-generating securities that are rated or determined by our Adviser to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers. Investment grade quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s), or if unrated are determined by the Adviser to be of comparable quality to the securities in which the Fund may otherwise invest.

Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities). Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

•	Non-investment Grade Securities. We may invest up to 25% of our total assets in fixed income securities rated non-investment grade securities by NRSROs or unrated of comparable quality. Non-investment grade securities are rated below Ba1 or lower by Moody’s, BB+ or lower by S&P, BB or lower by Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high-yield bonds.” The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by us more volatile and could limit our ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, we may have difficulties determining the fair market value of such investments. To the extent we invest in unrated securities, our ability to achieve our investment objectives will be more dependent on our Adviser’s credit analysis than would be the case when we invest in rated securities.

Because the risk of default is higher for non-investment grade securities than for investment grade securities, our Adviser’s research and credit analysis is an especially important part of managing securities of this type. Our Adviser will attempt to identify those issuers of non-investment grade securities whose financial condition our Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. Our Adviser’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Power and Energy Infrastructure Equity Securities. We may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis.

We expect that such equity investments will primarily include MLP common units and common stock. However, such equity investments may also include limited partner interests, limited liability company interests, general partner interests, convertible securities, preferred equity, warrants and depository receipts of companies that are organized as corporations, limited partnerships, or limited liability companies. Equity investments generally represent an equity ownership interest in an issuer. An adverse event, such an unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

The following is a more detailed description of each such security.

•	MLP Common Units. MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company’s success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders and preferred unitholders have been paid in full. MLPs are typically managed by a general partner, and holders of MLP common units generally do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over the counter.

•	Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders and holders of preferred stock. Holders of common stock generally have voting rights, but we do not expect to have voting control in any of the companies in which we invest. The common stock in which we invest will generally be traded on a national securities exchange.

Restricted Securities. We may invest up to 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities. Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. Such securities are not freely tradeable in the open market. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities. Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally may not seek to sell these instruments to the general public, but instead will often depend on an institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

We may also invest in securities that may not be restricted but are thinly traded. Although securities of certain MLPs trade on the NYSE, the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a favorable price during times when we believe it is desirable to do so. Investment of capital in thinly traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short-term needs or incurring losses on the sale of thinly traded securities.

Rule 144A Securities. We may purchase Rule 144A securities, which are securities generally traded on a secondary market accessible to certain qualified institutional buyers. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to our investment in Rule 144A securities and Rule 144A securities will not be counted towards our 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-U.S. Securities. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Temporary Investments and Defensive Investments. Pending investment of the proceeds of any offering or leverage proceeds, we expect to invest substantially all of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

In addition, and although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Covered Call Options Strategy. We also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to be less than approximately 20% of the total value of our portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. Under current market conditions, we presently intend to write covered calls that are generally one to three month terms and generally range from 5% to 15% out of the money, although this may vary from time to time. We currently intend to focus our covered call strategy on other energy infrastructure companies that our Adviser believes are integral links in the energy infrastructure value chain for pipeline companies, although we may write options on other securities in our portfolio or indices in certain market environments.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Management of the Funds

Directors and Officers. Each Fund’s business and affairs are managed under the direction of its Board of Directors in the case of the Target Funds or Board of Trustees in the case of the Acquiring Fund. Accordingly, each Fund’s Board of Directors or Board of Trustees, as applicable, provides broad oversight over its affairs, including oversight of the duties performed by the Adviser. Each Fund’s officers are responsible for its day-to-day operations.

The Acquiring Trust Board is composed of [•] trustees, one of whom is an “interested person” of the Fund (as that term is defined by Section 2(a)(19) of the Act). The Trustee(s) meet periodically throughout the year to discuss and consider matters concerning the Acquiring Fund. Unlike the Acquiring Fund, which does not have a classified board and no requirement to hold an annual meeting for the election of its members, each Target Fund has a classified board with three classes of members, with one class being elected per year for a three-year term. The following individuals comprise the board of directors of TTP and TPZ: H. Kevin Birzer, Rand C. Berney, Conrad S. Ciccotello and Alexandra Herger. The following individuals comprise the board of directors of NDP: H. Kevin Birzer, Conrad S. Ciccotello, Gabriel D. Gliksberg and Alexandra Herger.

The names, ages and addresses of the Acquiring Fund’s trustees and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the SAI. Each trustee and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

Investment Advisers and Portfolio Managers. Pursuant to investment advisory agreements, the Adviser provides each Fund with investment research and advice and furnishes it with an investment program consistent with its investment objectives and policies, subject to the supervision of its Board of Directors or Board of Trustees, as applicable. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund’s securities transactions and reports to its Board of Directors or Board of Trustees, as applicable, on its investments and performance.

The Adviser is located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of [•], 2024, the Adviser had approximately $[•] billion of client assets under management. The Adviser’s Investment Committee is comprised of four individuals.

The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of TortoiseEcofin Parent Holdco, LLC (“Tortoise”). Tortoise holds multiple wholly owned essential asset and income-oriented SEC-registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of our Managing Directors, also own interests in Tortoise.

The investment management of each Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

Brian A. Kessens. Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick. Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee. Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J. Thummel, Jr. Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into the Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

The SAI provides additional information about the compensation structure of, the other accounts managed by, and the ownership of the Acquiring Fund’s securities by the portfolio managers listed above.

Legal Proceedings. On July 10, 2024, a purported stockholder, JID 2013 Trust Holdings LLLP (“JID”) filed a lawsuit against NDP and its five directors in the United States District Court for the District of Maryland (“Federal Court”) alleging that (1) NDP breached its Articles of Incorporation in connection with the reduction in the number of directors and the announcement of the election of only one director, rather than two, at the 2024 Annual Meeting and (2) the individual directors breached their fiduciary duty in decreasing the size of the Board. On August 1, 2024, the Federal Court dismissed the complaint on procedural grounds. On August 5, 2024, JID refiled its complaint in the Circuit Court for Baltimore City, Maryland (the “State Court Litigation”). The State Court Litigation complaint makes substantially identical substantive allegations as the complaint in the Federal Court but expands the count for breach of NDP’s Articles of Incorporation to be asserted against both NDP and the individual directors. (The count for breach of fiduciary duty against the individual directors is also asserted in the State Court Litigation.) At a board meeting on August 7, 2024, NDP and the NDP Board of Directors reviewed the allegations in the State Court Litigation and believe the claims asserted against them are without merit and intend to vigorously defend this action.

ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS AND ACQUIRING FUND

Each Target Fund is a Maryland corporation and the Acquiring Trust, of which the Acquiring Fund is a series, is a Maryland statutory trust. Each Target Fund is governed by the Maryland General Corporation Law (“MGCL”), and its charter and bylaws. The Acquiring Trust is governed by the Maryland Statutory Trust Act (“Maryland Act”), and its declaration of trust and bylaws. The below is a summary of some of the key provisions of applicable Maryland law — i.e., the MGCL with respect to the Target Funds and the Maryland Act with respect to the Acquiring Fund — and governing documents with respect to the Funds. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Maryland law and each Fund’s governing documents.

Maryland Corporations and the Target Funds’ Governing Documents

General. Each Target Fund has procedures available to its respective stockholders for calling stockholders’ meetings and for the removal of Directors. Under Maryland law, because each Target Fund has a classified board of directors, a Director may only be removed for cause. The charter for each Target Fund provides that directors may only be removed for cause, as defined therein, and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors. In addition, stockholder-requested special meetings of stockholders for any other purpose shall be called by a Target Fund’s Secretary only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

For each Target Fund, the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum at any meeting of stockholders. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or the charter of the applicable Target Fund.

Shares of Common Stock of the Target Funds. Each Target Fund’s shares have no preemptive rights. Each share has equal voting, dividend, distribution, and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Target Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. Under Maryland law and each Target Fund’s Bylaws, each Target Fund is required to hold an annual meeting of stockholders each year.

Dividends and Distributions. Holders of shares of common stock of each Target Fund are entitled to receive distributions when authorized by the Board of Directors of the Target Fund and declared by the Target Fund out of assets legally available for the payment of distributions. Holders of common stock of each Target Fund have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any Target Fund securities. All shares of common stock of each Target Fund have equal distribution, liquidation and other rights. While each of the Target Funds intends to distribute to its stockholders substantially all of each fiscal year’s net income monthly and net realized capital gains at least annually, if any, the amount and time of any dividend or distribution will depend on the realization by the Target Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Target Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Target Fund’s return of capital distributions for the period will be made after the end of each calendar year.

Limitation of Liability and Indemnification of Directors and Officers. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property, or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Target Funds contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. This limitation of liability does not protect any such person against any liability to a Target Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the satisfaction of such person’s office.

The charters and bylaws of the Target Funds generally provide for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Target Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office. The directors of each Target Fund (each an “Indemnitee”) have entered into an indemnification agreement with each Target Fund under which the Target Fund has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising because of the Indemnitee’s service to the Target Fund, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

Maryland Statutory Trusts and the Acquiring Fund’s Governing Documents

General. The Acquiring Fund is a statutory trust organized under the laws of Maryland pursuant to a Certificate of Trust, dated as of August 13, 2024, the Declaration of Trust of the ETF Trust dated as of [•] (the “ETF Trust Declaration”) and the Bylaws of the ETF Trust (the “ETF Trust Bylaws,” the ETF Trust Declaration and ETF Trust Bylaws are collectively referred to as the “ETF Trust Governing Documents”). Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Maryland Act provides flexibility to a trust organized under its jurisdiction to provide for many of the terms of its governance in its declaration or other instrument of trust.

The Acquiring Trust Declaration provides that the business and affairs of the Acquiring Trust are managed under the direction of the Trustees and gives the Trustees exclusive and absolute control over the property and business of the Acquiring Trust. In construing the provisions of the Acquiring Trust Declaration, the presumption is in favor of a grant of power to the Trustees. The Acquiring Trust Declaration also provides that by becoming a shareholder of the Acquiring Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Acquiring Trust Declaration and any other governing instrument of the Trust, such as the Acquiring Trust Bylaws.

Shares of Beneficial Interest. The Acquiring Fund may issue an unlimited number of shares of beneficial interest for such consideration and on such terms as the Trustees may determine, and all such shares, when issued, will be fully paid and non-assessable. The Acquiring Trust Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Acquiring Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of the Acquiring Fund, as a series of the Acquiring Trust, represents an interest in the Acquiring Fund only and not in the assets of any other series of the Acquiring Trust.

Terms of Trustees; Removal of Trustees. The Acquiring Trust Declaration provides that the Trustees of the Acquiring Trust may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Acquiring Trust Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Acquiring Trust Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Acquiring Trust Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Trustees’ Liability and Indemnification. The Acquiring Trust Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Acquiring Trust Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Acquiring Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Acquiring Trust Declaration requires the Acquiring Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Acquiring Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Acquiring Trust Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder Meetings. Under the Acquiring Trust Governing Documents, the Acquiring Fund is not required to hold an annual meeting of shareholders but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Acquiring Trust Declaration. Under the Acquiring Trust Bylaws, meetings of shareholders will also be called upon the written request of the shareholders holding shares representing in the aggregate not less than a majority of the voting power of the shares entitled to vote on the matters specified in such written request provided that the request states the purposes of such meeting and the matters proposed to be acted on, and the shareholders requesting such meeting have paid to the Trust the reasonably estimated cost of preparing and mailing and/or delivering the notice of the meeting.

Voting Rights. Under the Acquiring Trust Declaration, the Trustees have broad authority to direct the business and affairs of the Trust without a vote of shareholders. The Acquiring Trust Declaration provides that shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in the Acquiring Trust Declaration, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Any action taken by shareholders shall require the affirmative vote of the holders of shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable law or by the Acquiring Trust Declaration. Consistent with the Maryland Act, any other actions may be taken by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Acquiring Trust Declaration or authorize the merger or consolidation of the Acquiring Trust or the Acquiring Fund into another trust or entity, reorganize the Trust or the Acquiring Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Acquiring Fund to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the bylaws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Acquiring Trust Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Acquiring Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Shareholder Liability. The Acquiring Trust Declaration provides that shareholders of the Acquiring Fund are not personally liable for the obligations of the Acquiring Fund and requires the Acquiring Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

Inspection Rights. The Acquiring Trust Governing Documents provide that shareholders shall only have such right to inspect the records, documents, accounts and books of the Acquiring Trust or any series or class thereof as may be granted from time to time by the Trustees in their sole discretion.

Involuntary Redemption by Trust. Under the Acquiring Trust Declaration, the Acquiring Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Acquiring Fund with identification required by law, or if the Acquiring Fund is unable to verify the information received from the shareholder. Additionally, shares of the Acquiring Fund may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Acquiring Trust Declaration specifically requires shareholders, upon demand, to disclose to the Acquiring Fund such information with respect to their ownership of shares of the Acquiring Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Acquiring Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Derivative Actions. The Acquiring Trust Declaration provides a detailed process for the bringing of derivative actions by shareholders to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders because of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Acquiring Trust Declaration details information, certifications, undertakings, and acknowledgements that must be included in the demand. The Trustees of the Acquiring Trust are not required to consider a demand that is not submitted in accordance with the requirements contained in the Acquiring Trust Declaration. The Acquiring Trust Declaration also requires that, to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees of the Acquiring Trust have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Acquiring Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Acquiring Trust’s independent Trustees determines that maintaining the suit would not be in the best interests of the Acquiring Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the Acquiring Trust’s independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Acquiring Trust Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Acquiring Trust Declaration further provides that the Acquiring Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Acquiring Fund is obligated to pay shall be calculated using reasonable hourly rates. The Acquiring Trust Declaration further provides that no provision of the Acquiring Trust Declaration will be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

Forum Selection. The Acquiring Trust Declaration requires that actions by shareholders against the Acquiring Trust or the Acquiring Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

Preemptive Rights. Under the Acquiring Trust Declaration, shareholders of the Acquiring Fund are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange, or similar rights.

Amendments to Governing Documents. The Acquiring Trust Declaration generally may be amended by action of a majority of the Trustees without the vote of shareholders, but no amendment may be made to the Acquiring Trust Declaration that impairs the exemption from personal liability granted in the Acquiring Trust Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Acquiring Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Acquiring Trust Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Acquiring Trust Declaration prior to the amendment. The Acquiring Trust Bylaws may be amended by action of a majority of the Trustees.

Target Fund and Acquiring Fund Service Providers

Target Fund Service Providers

Ernst & Young LLP, 700 Nicollet Mall Suite 500, Minneapolis, MN 55402, serves as the independent registered public accounting firm for each Target Fund.

U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the administrator to each Target Fund.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, acts as the custodian to each Target Fund.

Computershare Trust Company, N.A./Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, acts as the Transfer, Dividend Disbursing and Reinvestment Agent for each Target Fund.

Husch Blackwell LLP, 4801 Main St., Kansas City, MO 64112, serves as legal counsel to each Target Fund.

Acquiring Fund Service Providers

[•], serves as the independent registered public accounting firm for the Acquiring Fund.

[•], acts as the administrator, custodian, and fund accounting and transfer agent for the Acquiring Fund.

[•], serves as legal counsel to the Acquiring Fund.

Federal Income Tax Matters Associated with an Investment in the Acquiring Fund

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Acquiring Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Acquiring Fund and its shareholders (including shareholders owning large positions in the Acquiring Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Acquiring Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Acquiring Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a “regulated investment company” (a “RIC”) under the Code. If the Acquiring Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Acquiring Fund will be relieved of U.S. federal income tax on any income of the Acquiring Fund, including long-term capital gains, distributed to shareholders. However, if the Acquiring Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Acquiring Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If the Acquiring Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Acquired Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, the Acquiring Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Acquiring Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Acquiring Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Acquiring Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Acquiring Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Acquiring Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Acquiring Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of the Acquiring Fund’s earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Acquiring Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund’s dividend yield or total return of an investment in Acquiring Fund shares. The federal income tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Acquiring Fund and the shareholder.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Acquiring Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Acquiring Fund’s taxable distributions and gains on the sale of Acquiring Fund shares may be subject to this additional tax.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Acquiring Fund shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of the Acquiring Fund generally will be disallowed if you acquire other shares of the Acquiring Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. The Acquiring Fund may invest in non-U.S. securities and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Acquiring Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Acquiring Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Acquiring Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Acquiring Fund’s taxable income.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss on the securities contributed. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid for the Creation Units. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Acquiring Fund makes certain elections and certain other conditions are met. The Acquiring Fund may choose not to make such elections even if they are otherwise available.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Witholding. The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Acquiring Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Buying and Selling Acquiring Fund Shares

Shares of the Acquiring Fund are expected to be listed on the Exchange, subject to notice of issuance. When you buy or sell shares on the secondary market, you will pay or receive the market price. The Acquiring Fund’s shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Acquiring Fund’s shares. A “Business Day” with respect to the Acquiring Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Acquiring Fund is computed by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Acquiring Fund outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each Business Day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., eastern time).

You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Acquiring Fund’s shares have more trading volume and market liquidity and higher if the Acquiring Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

The Acquiring Fund’s portfolio securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Acquiring Trust Board has adopted procedures to be followed when the Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). The Acquiring Trust Board reviews, no less frequently than annually, the adequacy of the Acquiring Fund’s policies and procedures and the effectiveness of their implementation. Valuing securities at fair value may result in a different price being used in the calculation of the Acquiring Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Acquiring Trust Board. There can be no assurance that the Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Acquiring Fund may employ fair value pricing to ensure greater accuracy in determining daily NAV. Fair value pricing may be applied to foreign securities held by the Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the Exchange when the Acquiring Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Acquiring Fund’s foreign securities once non-U.S. markets open on the following Business Day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAV.

Other types of portfolio securities that the Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; and (3) securities for which trading has been halted or suspended.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares. The Acquiring Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Acquiring Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Acquiring Trust Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Acquiring Fund’s investment strategy, or whether they would cause the Acquiring Fund to experience increased transaction costs. The Acquiring Trust Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from the Acquiring Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in the Acquiring Fund occurs on the exchange at prevailing market prices and does not involve the Acquiring Fund directly. Given this structure, the Acquiring Trust Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Acquiring Fund or its shareholders. In addition, frequent trading of shares by Authorized Participants and arbitrageurs is critical to helping the market price remain at or close to NAV.

Distribution and Service Plan of the Acquiring Fund

The Acquiring Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% per annum of the Acquiring Fund’s average daily net assets may be made for the sale and distribution of its shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The Acquiring Fund does not presently intend to make any payments pursuant to the Distribution and Service Plan for the fiscal period ending [•]. Thereafter, 12b-1 fees may only be imposed after approval by the Acquiring Trust Board. Any forgone 12b-1 fees during the initial 12 months will not be recoverable during any subsequent period. Because these fees would be paid out of the Acquiring Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Acquiring Fund or its shareholders, may pay intermediaries for the sale of Acquiring Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Acquiring Fund available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Acquiring Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Acquiring Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Acquiring Fund and other ETFs.

GENERAL INFORMATION

More Information about the Meeting

Record Date. The Board of Directors of each Target Fund has fixed the close of business on [•], 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share of common stock and preferred stock held, with no shares having cumulative voting rights. As of the Record Date, TTP had outstanding 2,010,566 shares of common stock and 244,000 shares of MRP Stock, NDP had outstanding 1,666,014 shares of common stock and TPZ had outstanding 5,890,167 shares of common stock.

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of the Target Funds that are properly executed and received prior to the meeting, and that are not revoked, will be exercised at the meeting in accordance with the instructions marked on the proxy. If no instructions are specified, shares represented by properly-authorized proxies will be voted FOR the proposal described in this Joint Proxy Statement/Prospectus.

If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

How To Vote. You may vote in person at the Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By Internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website; or

•	By returning the enclosed proxy card in the postage-paid envelope.

If you should have any questions about the meeting agenda or voting, please call our proxy agent, EQ Fund Solutions, LLC at [•].

Appraisal Rights. Under the Maryland General Corporation Law, holders of shares of common stock of the Target Funds are not entitled to appraisal rights in connection with the Merger.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies will be borne by the Target Funds on a pro rata basis. Each Target Fund may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Target Fund. In order to obtain the necessary quorum for a Target Fund at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Target Fund, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Target Fund to assist in proxy solicitations. The costs associated with proxy solicitation by EQ Fund Solutions, LLC are not anticipated to exceed $[•]. None of the Funds will pay any representatives of a Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. With respect to each Fund, at any time before it has been exercised, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Fund at the Fund’s offices located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a properly executed proxy. If your shares are held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your shares regarding how to revoke your proxy.

Quorum. With respect to each Target Fund, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the Meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), if any, will be treated as present for purposes of determining the existence of a quorum.

With respect to each Target Fund, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or, if a proposal is submitted to the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of the Target Funds. Each Target Fund will furnish without charge upon written request a copy of its most recent annual report. Each such request must include a good-faith representation that, as of the Record Date, the person making such request was a beneficial owner of the Target Fund’s shares of common stock entitled to vote at the special meeting of stockholders. Such written request should be directed to the Fund’s Secretary at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, (866) 362-9331. Because the Acquiring Fund has not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund.

Share Ownership of the Target Funds

Based on (i) securities position listing reports and (ii) information obtained from Schedule 13D and Schedule 130 statements (and amendments thereto) available on SEC’s EDGAR website, the following table provides information regarding persons who owned beneficially or of record 5% or more of shares of each Target Fund as of [•], 2024. Neither the Adviser nor the Target Funds have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 130 statements.

TTP
Name and Address	Number of Shares Owned(1)	Percentage of Ownership(1)

(1)	This information is based solely on securities position listing reports and the information provided on such stockholder’s filings with the SEC. TTP disclaims any responsibility as to the accuracy of such information.

NDP
Name and Address	Number of Shares Owned(1)	Percentage of Ownership(1)

(1)	This information is based solely on securities position listing reports and the information provided on such stockholder’s filings with the SEC. NDP disclaims any responsibility as to the accuracy of such information.

TPZ
Name and Address	Number of Shares Owned(1)	Percentage of Ownership(1)

(1)	This information is based solely on securities position listing reports and the information provided on such stockholder’s filings with the SEC. TPZ disclaims any responsibility as to the accuracy of such information.

As of [•], 2024, the directors and officers of each Target Fund beneficially owned shares of the applicable Target Fund in an aggregate amount less than 1% of such Target Fund’s outstanding shares.

As of the date of this Joint Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued.

Stockholder Proposals

Method for Including Proposals in a Target Fund’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Target Fund’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Target Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, not later than 5:00 p.m., central time on [•], 2024. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Target Fund’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Target Fund’s Bylaws. Under each Target Fund’s Bylaws, nominations for director or other business proposals to be addressed at the Target Fund’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Target Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, no earlier than February 8, 2025 nor later than 5:00 p.m. central time on March 10, 2025. The stockholder must satisfy certain requirements set forth in the Target Fund’s Bylaws and the notice must contain specific information required by the Target Fund’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Target Fund shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Target Fund’s Bylaws. A copy of each Target Fund’s Bylaws may be obtained by contacting the Secretary of the Target Fund at 1-866-362-9331 or by writing the Secretary of the Target Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting. If the Merger is approved at the Meeting and the Merger is consummated, such Target Fund will cease to exist and will not hold its next annual meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet to have a proposal included in any Target Fund’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

As a general matter, the Acquiring Fund is not required to, and does not intend to, hold regular annual meetings of stockholders.

Stockholder Communications

Stockholders can send communications to the Board of Directors of each Target Fund. Communications should be addressed to the Secretary of the applicable Fund at its principal offices at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

Fiscal Year

The fiscal year end for each Target Fund is November 30. The fiscal year end for the Acquiring Fund is November 30.

Annual Report Delivery

Annual reports to stockholders of record of the Acquiring Fund and, if the Mergers are not consummated, to stockholders of the Target Funds, will be sent following the applicable Fund’s next fiscal year end. The Target Funds will furnish, without charge, a copy of their annual reports and/or semi-annual reports as available upon request. Such written or oral requests should be directed to the applicable Target Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211 or by calling (800) 621-1675. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 18, 2024.

The Joint Proxy Statement/Prospectus is available at [•]. For more information, stockholders of each Target Fund may also contact the applicable Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more stockholders of each Target Fund who share an address, unless such Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, stockholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of stockholders of each Target Fund entitled to be present and to vote at the Meeting will be available at the offices of the Adviser, 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, for inspection by any stockholder of the applicable Target Fund during regular business hours beginning two days after the date of the Notice of Joint Special Meeting of Stockholders included with this Joint Proxy Statement/Prospectus and continuing through the Meeting.

The Meeting, with respect to one or more Funds, whether a quorum is present or not with respect to such Fund or Funds, may be adjourned from time to time by the Chairman of the meeting or by vote of the majority of the shares of such Fund or Funds represented at the Meeting, either in person or by proxy, to permit further solicitation of proxies.

OTHER MATTERS TO COME BEFORE THE MEETING

Under Maryland law relating to special meetings of stockholders, no business other than the matters stated in the notice may come before the Meeting. However, should any procedural matter relating to the Meeting properly come before the Meeting in accordance with a Target Fund’s Bylaws, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon in their discretion.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL APPLICABLE TO YOU OR HOW TO VOTE YOUR SHARES, CALL [•] AT [•] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

Exhibit A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of this [•] day of [•], 2024, by and among Tortoise Capital Series Trust (the “Acquiring Trust”), a Maryland statutory trust with its principal place of business at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, on behalf of its series Tortoise Power and Energy Infrastructure Fund (the “Acquiring Fund”); [•] (the “Merger Sub” and together with the Acquiring Fund, the “Acquiring Fund Parties”), a Maryland limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund, with its principal place of business at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211; and each of Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ” or a “Target Fund”), Tortoise Pipeline & Energy Fund, Inc. (“TTP” or a “Target Fund”) and Tortoise Energy Independence Fund, Inc. (“NDP” or a “Target Fund” and, together with TPZ and TTP, the “Target Funds”), each a Maryland corporation with its principal place of business at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. Each of the Acquiring Fund and each Target Fund is referred to herein as a “Fund.”

WHEREAS, the Acquiring Fund is a series of the Acquiring Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Target Fund is a closed-end management investment company registered pursuant to the 1940 Act;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated in this Agreement with respect to each Target Fund shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that this Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization of each Target Fund will consist of the Merger (as hereinafter defined) of the Target Fund with and into the Merger Sub pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Directors of the Acquiring Trust (the “Acquiring Trust Board”) on behalf of the Acquiring Fund has determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger;

WHEREAS, the Manager of the Merger Sub has approved each Merger;

WHEREAS, the Board of Directors of each Target Fund (each, a “Target Fund Board”) has determined, with respect to its Target Fund, that the Merger is advisable and in the best interests of such Target Fund and that the interests of the existing stockholders of such Target Fund will not be diluted as a result of the Merger;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.       BASIC TRANSACTION

1.1       The Mergers. On and subject to the terms and conditions of this Agreement, each Target Fund will merge with and into the Merger Sub (each, a “Merger”) at the Effective Time (as defined in Section 1.6 below) in accordance with the MGCL. The Merger Sub shall be the surviving company in each Merger and shall continue as a wholly-owned subsidiary of the Acquiring Fund (sometimes referred to herein as the “Surviving Company”). As a result of each Merger, the separate legal existence of the applicable Target Fund shall cease, and the Merger Sub shall continue as the surviving company and a wholly-owned subsidiary of the Acquiring Fund. The separate existence of the Acquiring Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the laws of the State of Maryland.

(a)       With respect to each Merger, at the Effective Time, as a result of the Merger and without any action on the part of any stockholder of the Target Fund, each share of common stock, par value $0.001 per share, of the Target Fund (the “Target Fund Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into a number of newly issued shares of beneficial interest, par value $[•] per share, of the Acquiring Fund (the “New Acquiring Fund Shares”) equal to one multiplied by a fraction the numerator of which is the net asset value per share of the Target Fund Common Stock determined in accordance with Section 3.1 and the denominator of which is the net asset value per share of the common shares of the Acquiring Fund determined in accordance with Section 3.1. The aggregate net asset value of the New Acquiring Fund Shares received by holders of Target Fund Common Stock in each Merger (including any fractional New Acquiring Fund Share interests to which they would be entitled) will equal, as of the Valuation Time (as defined in Section 3.1), the aggregate net asset value of the Target Fund Common Stock held by such stockholders as of such time.

(b)       The [shares] of Merger Sub that are issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding upon the Effective Time, shall be unaffected by the Merger and shall remain as the only issued and outstanding [shares] of the Surviving Company.

(c)       The shares of beneficial interest of the Acquiring Fund that are issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding upon the Effective Time and shall be unaffected by the Merger.

(d)       No fractional New Acquiring Fund Shares will be issued to the holders of Target Fund Common Stock. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all such fractional New Acquiring Fund Shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such holders of Target Fund Common Stock, and each such holder of Target Fund Common Stock will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional New Acquiring Fund Shares in each Merger, the transfer agent for the Acquiring Fund’s common shares of beneficial interest will act directly on behalf of the holders of Target Fund Common Stock entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the holders of Target Fund Common Stock entitled to receive the fractional shares, without interest and subject to applicable withholding taxes.

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(e)       With respect to each Merger, the Closing Date of such Merger and the business day immediately preceding it must each be a day on which the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). For the avoidance of doubt, each Merger need not occur at the same time; however, the Merger of TPZ with and into the Merger Sub must be consummated prior to the consummation of any other Merger.

(f)       With respect to each Merger, at the closing of the transactions contemplated in this Agreement (the “Closing”) on the Closing Date, (i) the Acquiring Fund Parties will deliver to the Target Fund the various certificates and documents referred to in Article 5 below, (ii) the Target Fund will deliver to the Acquiring Fund Parties the various certificates and documents referred to in Article 6 below, (iii) the Target Fund and the Merger Sub will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

(g)       With respect to each Merger, the Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of such Target Fund participating in the Merger are aggregated with the Acquiring Fund’s assets, if any, and the assets of any other Target Fund participating in a Merger, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Registration Statement (as defined in Section 4.3(a)). Notwithstanding the foregoing, nothing herein will require a Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Tortoise Capital Advisors, L.L.C. (the “Adviser”), the investment adviser to the Funds, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

(h)       With respect to each Merger, at the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Target Fund and the Merger Sub and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Target Fund (other than the investment objective, policies, strategies or limitations of the Target Fund, whether fundamental or non-fundamental) and the Merger Sub, all as provided under Maryland law. With respect to each Merger, at the Effective Time, all of the assets and property of whatever kind and character of the Target Fund and Merger Sub shall vest in the Surviving Company and the Surviving Company shall be liable for all liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

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(i)       With respect to each Merger, the Acquiring Fund will issue New Acquiring Fund Shares to holders of Target Fund Common Stock in exchange for their shares of Target Fund Common Stock by opening shareholder accounts on the share records of the Acquiring Fund in the names of and in the amounts due to the Target Fund stockholders and representing the respective number of New Acquiring Fund Shares due to those stockholders pursuant to this Section 1.1. Ownership of New Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing New Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the New Acquiring Fund Shares. All New Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(j)       With respect to each Merger, as soon as practicable after the Effective Time, the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable with respect to the Target Fund, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole stockholder of the Merger Sub at such time, all of the assets of the Merger Sub with respect to the Target Fund, as soon as practicable following the last Merger to occur, the Merger Sub shall be liquidated and dissolved under state law.

1.2       Surrender of Shares.

(a)       With respect to each Merger, effective as of the Effective Time, all outstanding certificates representing shares of Target Fund Common Stock shall be deemed cancelled and shall no longer evidence ownership thereof.

(b)       With respect to each Merger, in lieu of delivering certificates for New Acquiring Fund Shares, the Acquiring Fund shall credit the New Acquiring Fund Shares to the account of the stockholders of the Target Fund on the books of the Acquiring Fund. The Target Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Target Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Target Fund a confirmation evidencing the New Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such New Acquiring Fund Shares have been credited to the account of the stockholders of the Target Fund on the books of the Acquiring Fund.

(c)      With respect to each Merger, with respect to any holder of Target Fund Common Stock holding certificates representing shares of Target Fund Common Stock as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such stockholder to receive New Acquiring Fund Shares (or to vote as a shareholder of the Acquiring Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Stock, or, in the event of lost certificates, posted adequate bond. The Target Fund will request its stockholders to surrender their outstanding certificates representing shares of Target Fund Common Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of New Acquiring Fund Shares as of any date after the Closing Date and prior to the exchange of certificates by any holder of Target Fund Common Stock shall be credited to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Target Fund Common Stock for exchange.

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1.3       Accounting and Performance Survivor. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, TPZ shall be deemed the survivor of its Merger with and into the Merger Sub solely for accounting and performance record purposes.

1.4       Initial Shareholder Approvals. Prior to the Effective Time, the Adviser will acquire one or more shares of beneficial interest of the Acquiring Fund at the net asset value set forth in Section 3.1 and, as the initial shareholder of the Acquiring Fund, will approve the advisory agreement with the Adviser with respect to the Acquiring Fund, in the form described in the Registration Statement, and approve any other matter for which shareholder approval may be required.

1.5       Withholding Taxes. The Acquiring Fund will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Target Fund Common Stock such amounts as the Acquiring Fund shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Target Fund Common Stock in respect of which such deduction and withholding was made.

1.6       Closing Date. With respect to each Merger, subject to the requisite approvals of the stockholders of the Target Fund, and to the other terms and conditions described herein, the Closing of the Merger shall occur as of 8:00 a.m., Central time, on [•], 2024 (the “Closing Date”), or at such other time and on such other date as the parties may agree as specified in the Articles of Merger (the “Effective Time”), and the separate corporate existence of the Target Fund shall cease.

1.7       Reporting. Any reporting responsibility of a Target Fund is, and shall remain, the responsibility of the Target Fund up to and including the Closing Date.

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2.       REPRESENTATIONS AND WARRANTIES

2.1        Representations and Warranties of the Acquiring Fund Parties. Each of the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to each Target Fund as follows as of the date hereof:

(a)       The Acquiring Trust is a statutory trust duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department.

(b)      The Acquiring Fund is a separate series of the Acquiring Trust, duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust (the “Acquiring Trust Charter”).

(c)       The Merger Sub is a limited liability company duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department.

(d)       The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(e)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(f)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Acquiring Trust Charter or the Bylaws of the Acquiring Trust (the “Acquiring Trust Bylaws”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)       The Merger Sub is not, and the execution delivery and performance of this Agreement by the Merger Sub will not result, in violation of the organizational documents of the Merger Sub.

(h)      The Acquiring Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the year ended November 30, 2023 and the Target Fund’s Semi-Annual Report to Stockholders for the period ended May 31, 2024.

(i)      The Acquiring Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, on behalf of the Acquiring Fund, including the determinations of the Acquiring Trust Board required pursuant to Rule 17a-8 under the 1940 Act, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

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(j)       The Merger Sub has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Merger Sub, and this Agreement constitutes a valid and binding obligation of the Merger Sub enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(k)       No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any properties or assets held by either of them. The Acquiring Trust and the Merger Sub know of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect their respective businesses, and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(l)        There are no material contracts outstanding to which the Acquiring Trust, on behalf of the Acquiring Fund, or the Merger Sub is a party that have not been disclosed in the Registration Statement or that will not be otherwise disclosed to the Target Fund in writing prior to the Effective Time.

(m)       All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by each of them (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s respective knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub. No tax deficiency or liability of the Acquiring Fund or Merger Sub has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

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(n)       The Acquiring Fund (i) has timely filed a valid election to be treated as an association taxable as a corporation for federal income tax purposes effective as of [•], and such election will be effective at all times through and including the Closing Date; (ii) will elect to be taxed as a regulated investment company (a “RIC”) and will qualify for the tax treatment afforded RICs under Subchapter M of the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years; (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date; and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund Parties have not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year. The Acquiring Fund has a valid business purpose for undertaking the transactions described in this Agreement. The Acquiring Fund is in the same line of business as each Target Fund. Following each Merger, the Acquiring Fund will (i) continue such line of business with no plan or intention to change such line of business (and the Acquiring Fund did not enter into such line of business as part of the plan of reorganization) and (ii) use the Target Fund’s historic business assets in its business and has no plan or intention to sell any of such historic business assets other than in the ordinary course of conducting the Acquiring Fund’s trade or business as a RIC for reasons that will be independent of, and unrelated to, such Merger.

(o)       All of the issued and outstanding shares of stock of the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund as the sole stockholder of the Merger Sub, and there are (i) no other outstanding securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any voting securities or securities convertible into voting securities of the Merger Sub.

(p)       Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q)       The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $[•] per share.

(r)       The Acquiring Fund has no outstanding shares as of the date hereof and as of the Closing except for the initial share(s) contemplated by Section 1.4. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares, nor is there outstanding any security convertible into, or exchangeable for, any shares of the Acquiring Fund.

(s)       The New Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such New Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable.

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(t)       The books and records of the Acquiring Fund have been made available to the Target Fund, and those books and records are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.2        Representations and Warranties of the Target Fund. Each Target Fund represents and warrants to the Acquiring Fund Parties solely on its own behalf with respect to itself and its Merger, as applicable, as follows:

(a)       The Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted.

(b)       The Target Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Target Fund.

(c)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(d)       The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund (subject to any required approval by stockholders and compliance with the other provisions hereof) will not result, in violation of the laws of the State of Maryland or of the charter of the Target Fund (the “Target Fund Charter”) or the Bylaws, of the Target Fund (the “Target Fund Bylaws”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

(e)       The Acquiring Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the year ended November 30, 2023 and the Target Fund’s Semi-Annual Report to Stockholders for the period ended May 31, 2024.

(f)        Since May 31, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, and the Target Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with generally accepted accounting principles in the United States (“GAAP”) other than those shown on the Target Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2024, and those incurred in connection with the Merger. Prior to the Effective Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, incurred by it subsequent to May 31, 2024, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.2(f), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio or the discharge of the Target Fund’s liabilities will not constitute a material adverse change.

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(g)       The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required pursuant to Rule 17a-8 under the 1940 Act, and this Agreement constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h)       No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or, to its knowledge, threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(i)       There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the Registration Statement or that will not be otherwise disclosed to the Acquiring Fund in writing prior to the Effective Time.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund. No tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

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(k)       For each taxable year of its operations, including the taxable year that includes the Closing Date, the Target Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(l)       All issued and outstanding shares of Target Fund Common Stock, if any, have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and state securities laws, are duly and validly issued and outstanding, fully paid and non-assessable, and will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.8. The Target Fund has no outstanding shares of stock other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of its common stock or preferred stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of common stock or preferred stock of the Target Fund.

(m)       The books and records of the Target Fund have been made available to the Acquiring Fund, and those books and records are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

3.       COMPUTATION OF NET ASSET VALUE

3.1       Valuation of Shares. With respect to each Merger, the net asset value per share of the New Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund’s common shares, and the net asset value per share of the Target Fund Common Stock shall be the net asset value per share of such Target Fund’s common stock, as of the close of trading on the NYSE on the Business Day immediately prior to the Closing Date (the “Valuation Time”), and no formula will be used to adjust the net asset value per share so determined of any of the Funds’ common stock to take into account differences in realized and unrealized gains and losses; provided, however, that the initial net asset value per share of the New Acquiring Fund Shares shall equal the net asset value per share of the common stock of TPZ. The value of the assets of each Target Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures adopted by the Acquiring Fund to value its own assets and determine its own liabilities for purposes of the Mergers, which principles and procedures are substantially similar to those employed by the Target Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of Target Fund Common Stock also shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved. The net asset value calculations of each Target Fund shall reflect the allocation of actual and estimated expenses of the Merger as described in Section 8.2.

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3.2       Effect of Suspension in Trading. In the event that at the Valuation Time an accurate appraisal of the net asset value per common share of the Acquiring Fund or the net asset value per share of common stock of a Target Fund is impracticable because of either (a) the closure of, or the imposition of a trading restriction on, the exchange on which such shares of common stock are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which such shares of common stock are listed or elsewhere, the Closing Date shall be postponed until at least the first Business Day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 1.6.

4.       COVENANTS

4.1       Operations in the Normal Course. Each of the Acquiring Fund and each Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

4.2       Stockholders’ Meetings. Each Target Fund shall hold a meeting of its stockholders for the purpose of considering and acting upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

4.3       Preparation of Registration Statement and Related Materials.

(a)       The Acquiring Fund and the Target Funds will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement of the Acquiring Trust on Form N-14 relating to the New Acquiring Fund Shares to be issued pursuant to this Agreement, including any supplement or amendment thereto or to the documents contained or incorporated therein (as amended, the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquiring Fund and the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated in this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall comply with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the Registration Statement and related materials, for inclusion therein, in connection with the meetings of the Target Funds’ stockholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement.

(b)      With respect to each Merger, the Acquiring Fund represents and agrees that from the effective date of the Registration Statement through the time of the meeting of the Target Fund’s stockholders described in Section 4.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement or any other materials used to solicit proxies in connection with such stockholder meeting, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading. Each Target Fund represents and agrees that from the effective date of the Registration Statement through the time of the meeting of the Target Fund’s stockholders described in Section 4.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement or any other materials used to solicit proxies in connection with such stockholder meeting, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

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4.4       Articles of Merger. With respect to each Merger, the Acquiring Fund Parties and the Target Fund agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.5       Regulatory Approvals. The parties will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the NYSE or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

4.6       Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of any Target Fund to be acquired in a Merger, except for dispositions made in the ordinary course of business as a RIC for reasons that will be independent of, and unrelated to, such Merger.

4.7     Tax Matters. The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Funds or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 7.6.

4.8       Stockholder List. With respect to each Merger, prior to the Closing Date, the Target Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Target Fund Common Stock on the Closing Date and the respective number of shares of Target Fund Common Stock owned by each such stockholder, certified by the Target Fund’s transfer agent or Secretary to the best of their knowledge and belief.

4.9       Delisting, Termination of Registration as an Investment Company. Each Target Fund agrees that (i) the delisting of the shares of the Target Fund with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Closing Date.

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4.10       Delivery of Additional Items. At the Closing, each party agrees to deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or parties or their counsel may reasonably request to effect the transactions contemplated in this Agreement. Each Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of such Target Fund and to otherwise carry out the intent and purpose of this Agreement.

5.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

With respect to the Merger of each Target Fund, the obligations of the Target Fund to consummate the transactions contemplated herein shall be subject, at the Target Fund’s election, to the following conditions:

5.1       Certificate of the Acquiring Fund. The Acquiring Fund shall have furnished to the Target Fund a certificate signed by its Chief Executive Officer (or any Vice President), dated the Closing Date, certifying that as of the Closing, all representations and warranties made by the Acquiring Fund Parties in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund Parties have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to such dates.

5.2       Absence of Litigation. There shall be no material litigation pending or, to the best knowledge of the Acquiring Fund and Merger Sub, threatened with respect to the matters contemplated in this Agreement.

5.3       Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4       Satisfaction of the Target Fund. All proceedings taken by the Acquiring Fund Parties and their counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

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6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

With respect to each Merger, the obligations of the Acquiring Fund Parties to consummate the transactions contemplated herein shall be subject, at the Acquiring Fund Parties’ election, to the following conditions:

6.1        Certificates and Statements by the Target Fund.

(a)       The Target Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition, tax costs and amounts of gain, if any, subject to section 1374 treatment pursuant to Treasury regulation section 1.337(d)-7(b), certified on its behalf by its Chief Executive Officer (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since May 31, 2024, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b)        The Target Fund shall have furnished to the Acquiring Fund a certificate signed by its Chief Executive Officer (or any Vice President), dated the Closing Date, certifying that as of the Closing, all representations and warranties made by the Target Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2       Absence of Litigation. There shall be no material litigation pending or, to the best knowledge of the Target Fund, threatened with respect to the matters contemplated in this Agreement.

6.3       Satisfaction of the Acquiring Fund. All proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.4        Custodian’s Certificate. The Target Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

6.5       Books and Records. The Target Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Target Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Target Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

6.6      Target Fund Dividends. Prior to the Valuation Time, the Target Fund will have declared and paid the dividends and/or distributions contemplated in Section 7.5.

6.7       Termination of Target Fund Agreements. Unless otherwise directed by the Adviser, all contracts of the Target Fund set forth on Schedule 6.7 will be terminated with respect to the Target Fund as of or prior to the Closing.

6.8       Redemption of Target Fund Preferred Stock. Prior to the Closing, the Target Fund shall have redeemed all outstanding shares of its preferred stock pursuant to the terms of such preferred stock.

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7.       FURTHER CONDITIONS PRECEDENT

With respect to each Merger, the obligations of the Acquiring Fund Parties and the Target Fund to consummate the transactions contemplated herein are subject to the fulfillment or waiver of the following conditions, as applicable:

7.1       Stockholder Approvals. The Merger and the other transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of common stock and preferred stock, if any, of the Target Fund in accordance with applicable law and the provisions of the Target Fund Charter and the Target Fund Bylaws. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 7.1.

7.2       Regulatory Filings.

(a)       The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative, or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Merger.

(b)       On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund, the Merger Sub, or the Target Fund from completing the transactions contemplated herein.

7.3       Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund, the Merger Sub or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund, the Merger Sub, or the Target Fund, provided that a party hereto may for itself waive any of such conditions.

7.4      Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

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7.5       Common Stock Dividends. The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to the Target Fund Common Stock in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its stockholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of holders of Target Fund Common Stock as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Fund, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account. All such dividends will be paid by the Target Fund from its own funds, and not from amounts advanced by, borrowed from, or reimbursed by the Acquiring Fund, Merger Sub, or any other Target Fund.

7.6       Tax Opinion. With respect to each Merger, the Acquiring Fund and the Target Fund shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)       The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund, the Merger Sub and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the holders of Target Fund Common Stock upon the conversion of all their shares of Target Fund Common Stock solely into New Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the holders of Target Fund Common Stock receive cash in lieu of a fractional share of New Acquiring Fund Shares.

(e)       The aggregate basis of the shares of New Acquiring Fund Shares received by each holder of Target Fund Common Stock pursuant to the merger (including any fractional shares of New Acquiring Fund Shares to which a holder of Target Fund Common Stock would be entitled) will be the same as the aggregate basis of the shares of Target Fund Common Stock that were converted into such shares of New Acquiring Fund Shares.

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(f)       The holding period of the New Acquiring Fund Shares received by each holder of Target Fund Common Stock in the merger (including any fractional shares of New Acquiring Fund Shares to which a holder of Target Fund Common Stock would be entitled) will include the period during which the shares of Target Fund Common Stock that were converted into such shares of New Acquiring Fund Shares were held by such stockholder, provided the shares of Target Fund Common Stock are held as capital assets at the effective time of the merger.

(g)       The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)       The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Merger Sub have the effect of reducing or eliminating the holding period with respect to an asset).

(i)       The payment of cash to the holders of Target Fund Common Stock in lieu of fractional New Acquiring Fund Shares will be treated as though such fractional shares were distributed as part of the merger and then redeemed by the Acquiring Fund with the result that the holder of Target Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional New Acquiring Fund Shares.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any holder of Target Fund Common Stock with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect holder of Target Fund Common Stock that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Acquiring Fund, the Merger Sub and the Target Funds. The Acquiring Fund Parties and the Target Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no party may waive the conditions set forth in this Section 7.6.

8.       BROKER FEES AND EXPENSES

8.1       No Broker Fees. Each party represents and warrants to the other parties that there are no brokers or finders entitled to receive any payments in connection with the transactions contemplated herein.

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8.2       Payment of Expenses. All expenses of the Mergers (whether or not the Merger with respect to a Target Fund is consummated) will be borne by the Target Funds. Costs specific to a Target Fund will be expensed to such Target Fund, while costs not attributable to a specific Fund will be allocated on a pro rata basis based upon each Target Fund’s net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and filing of the Registration Statement and other proxy solicitation materials, postage, printing costs, proxy solicitation expenses, legal fees, accounting fees, SEC registration fees, NYSE listing fees and other related administrative or operational costs. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

9.        ENTIRE AGREEMENT

The Acquiring Fund Parties and the Target Funds agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.       TERMINATION AND WAIVERS

10.1       Termination. With respect to each Merger, this Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the mutual agreement of the parties, and such termination may be effected by the Chief Executive Officer or any Vice President of each Fund without further action by the Acquiring Trust Board or the Target Fund Board. In addition, either Fund participating in such Merger may at its option terminate this Agreement at or before the Closing due to:

(a)       a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)       a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Acquiring Trust Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its Fund.

10.2       Effect of Termination. In the event of termination of this Agreement pursuant to the provisions of Section 10.1, this Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of any of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Target Fund will have no effect on the obligation of that Target Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 8.2.

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10.3       Waiver. With respect to each Merger, at any time prior to the Closing, except as expressly set forth herein, any of the terms or conditions of this Agreement may be waived by either the Acquiring Trust Board or the Target Fund Board (whichever board oversees the Fund that is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken.

11.       MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

12.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund stockholders called by the Target Fund pursuant to Section 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Acquiring Fund Shares to be issued to the holders of Target Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

13.       ENFORCEABILITY; SEVERABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SINGLE AGREEMENT; CONTINGENCY

13.1       Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

13.2       Headings and Terms. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” and “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.3       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by e-mail in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

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13.4       Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

13.5      Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.6      Use of Single Agreement. It is understood and agreed that the use of a single agreement among the parties is for administrative convenience only and that this Agreement constitutes a separate agreement between the Acquiring Fund Parties and each Target Fund, as if each party had executed a separate document. No party will have any liability for the obligations under this Agreement of any other party, and the liabilities of each party under this Agreement will be several and not joint.

13.7       Mergers Not Contingent on Each Other. The failure of the Acquiring Fund Parties or any Target Fund to consummate a Merger with respect to one Target Fund shall not affect the validity of the other Mergers with respect to the other Target Funds, and the provisions of this Agreement shall be construed to effect this intent; provided, however, that the Merger of TPZ with and into the Merger Sub must be consummated prior to the consummation of any other Merger.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

TORTOISE CAPITAL SERIES TRUST, on behalf of its series, Tortoise Power and Energy Infrastructure Fund

By:
Name:
Title:

[MERGER SUB]

By:
Name:
Title:

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

By:
Name:
Title:

TORTOISE PIPELINE & ENERGY FUND, INC.

By:
Name:
Title:

TORTOISE ENERGY INDEPENDENCE FUND, INC.

By:
Name:
Title:

Schedule 6.7

Tortoise Power and Energy Infrastructure Fund, Inc.

[To be completed.]

Tortoise Pipeline and Energy Fund, Inc.

[To be completed.]

Tortoise Energy Independence Fund, Inc.

[To be completed.]

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 23, 2024

STATEMENT OF ADDITIONAL INFORMATION

For the Mergers of

TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC. and
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

with and into a wholly-owned subsidiary of

Tortoise Power and Energy Infrastructure fUND,
a series of TORTOISE CAPITAL SERIES TRUST

[•], 2024

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Joint Proxy Statement and Prospectus dated [•], 2024 (the “Joint Proxy Statement/Prospectus”) that is being furnished to stockholders of Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), each a Maryland corporation that is registered as a closed-end management investment company (collectively, the “Target Funds” or each, individually, a “Target Fund”), in connection with a joint special meeting of stockholders of the Target Funds (the “Meeting”) called by the Board of Directors of the Target Funds to be held at the offices of Tortoise Capital Advisors, L.L.C., 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, on November 18, 2024, at 10:00 a.m. Central time, as may be adjourned or postponed. At the Meeting, stockholders of each Target Fund will be asked to approve a merger pursuant to which the applicable Target Fund would be merged with and into a wholly-owned subsidiary (the “Merger Sub”) of Tortoise Power and Energy Infrastructure Fund (the “Acquiring Fund”), a newly formed exchange-traded fund (“ETF”) organized as a separate series of the Tortoise Capital Series Trust (the “Trust”) (each, a “Merger” and, collectively, the “Mergers”). The Mergers will be effected in accordance with an Agreement and Plan of Merger (the “Plan”) between the Target Funds and the Trust on behalf of the Acquiring Fund. Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by calling (866) 362-9331. This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any stockholder requesting this Statement of Additional Information:

(i)	the audited financial statements and related independent registered public accounting firm’s report for TTP and the financial highlights for TTP contained in TTP’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-22585) (Accession Number 0001206774-24-000091);

(ii)	the unaudited financial statements for TTP and the financial highlights for TTP contained in TTP’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-22585) (Accession Number 0001206774-24-000772);

(iii)	the audited financial statements and related independent registered public accounting firm’s report for NDP and the financial highlights for NDP contained in NDP’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-22690) (Accession Number 0001206774-24-000092);

(iv)	the unaudited financial statements for NDP and the financial highlights for NDP contained in NDP’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-22690) (Accession Number 0001206774-24-000773);

(v)	the audited financial statements and related independent registered public accounting firm’s report for TPZ and the financial highlights for TPZ contained in TPZ’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-22106) (Accession Number 0001206774-24-000093); and

(vi)	the unaudited financial statements for TPZ and the financial highlights for TPZ contained in TPZ’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-22106) (Accession Number 0001206774-24-000774).

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Mergers and will adopt the financial statements and performance history of TPZ, with TPZ being the accounting survivor of the Mergers. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

References to “the “Fund” as used in this SAI refers to the Acquiring Fund. shares of the Fund will be listed and traded on the NYSE Arca, Inc. Exchange.

-i-

The Trust and the Fund

The Fund is a newly created, non-diversified, actively managed ETF that is a series of the Trust. The Trust was organized as a Maryland statutory trust on August 13, 2024. The Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the continuous offering of the Fund’s shares following the Mergers will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Board of Trustees of the Trust (the “Board” or “Board of Trustees”) has the right, without shareholder approval, to establish additional series in the future; to determine the preferences, voting powers, rights and privileges thereof; and to modify such preferences, voting powers, rights and privileges. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. The governing instrument for the Trust provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns but by the dollar value of those shares determined on the record date.

The Trust is not required to hold annual meetings of shareholders. Meetings of the shareholders shall be called by the Secretary of the Trust upon written request of shareholders holding, in the aggregate, not less than a majority of the voting power of the outstanding shares, such request specifying the purpose or purposes for which such meeting is to be called.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of the Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities, assets or other positions in which it invests (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund will be listed and traded on the NYSE Arca, Inc. Exchange. The NYSE Arca, Inc. Exchange is referred to as the “Exchange” in this SAI. The Fund’s shares will trade on the Exchange at market prices. These prices may differ from the NAV of the Fund’s shares. The Fund’s shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Investment Objectives, Policies, Strategies and Associated Risks

The Fund’s primary investment objective is to provide a high level of current income consistent with a secondary objective of capital appreciation. The Fund seeks to provide its shareholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. There is no assurance that the Fund will achieve its objectives.

Under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

The following information supplements the discussion of the Fund’s investment objectives, policies and techniques that are described in the prospectus and contains more detailed information about the types of instruments in which the Fund may invest, strategies Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Fund’s investment adviser, may employ in pursuit of the Fund’s investment objectives and a discussion of related risks.

Portfolio Securities

The Fund seeks to achieve its investment objectives by investing in a wide range of securities that generate income, including, but not limited to, fixed income securities and dividend-paying equity securities. Up to 25% of these securities may be securities issued by master limited partnerships (“MLPs”). Securities that generate income in which the Fund may invest include, but are not limited to, the following types of securities:

Power and Energy Infrastructure Fixed Income Securities. The Fund invests in fixed income securities, including bonds, debentures or other debt instruments, which are expected to provide a high level of current income. The Fund’s investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, and payment in kind features. The Fund’s investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. The Fund may invest in securities that generate income of any credit quality, including up to 25% of its total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

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These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower. These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. The base lending rate may be the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more major U.S. banks or some other base rate varying over time. Certain of the bonds in which the Fund may invest may have an extended or no maturity or may be zero coupon bonds. The Fund may invest in fixed income securities that are not rated or securities that are non-investment grade. Certain of these securities may be securities issued by MLPs.

•	Investment Grade Securities. The Fund may invest in a wide variety of income-generating securities that are rated or determined by the Adviser to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers. Investment grade quality securities are those that, at the time of investment, are either rated by one of the Nationally Recognized Statistical Ratings (“NRSROs”) that rate such securities within the four highest letter grades (including BBB- or higher by Standard & Poor’s Ratings Services (“S&P”)or Fitch, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)), or if unrated are determined by the Adviser to be of comparable quality to the securities in which the Fund may otherwise invest. Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

•	Non-investment Grade Securities. The Fund may invest up to 25% of its total assets in fixed income securities rated non-investment grade securities by NRSROs or unrated of comparable quality. Non-investment grade securities are rated below Ba1 or lower by Moody’s , BB+ or lower by S&P, BB or lower by Fitch or, if unrated, determined by the Adviser to be of comparable quality. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

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Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high-yield bonds.” The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by the Fund more volatile and could limit the Fund’s ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, the Fund may have difficulties determining the fair market value of such investments. To the extent the Fund invests in unrated securities, its ability to achieve the investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Because the risk of default is higher for non-investment grade securities than for investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of non-investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future. The Adviser’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Power and Energy Infrastructure Equity Securities. The Fund may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis.

The Fund expects that such equity investments will primarily include MLP common units and common stock. However, such equity investments may also include limited partner interests, limited liability company interests, general partner interests, convertible securities, preferred equity, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. Equity investments generally represent an equity ownership interest in an issuer. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

The following is a more detailed description of each such security.

•	MLP Common Units. MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company’s success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLPs are typically managed by a general partner, and holders of MLP common units generally do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over the counter.

•	Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which we invest. The common stock in which the Fund invests will generally be traded on a national securities exchange.

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Restricted Securities. The Fund may invest up to 15% of its total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities. Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. Such securities are not freely tradeable in the open market. This lack of liquidity creates special risks for the Fund. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities. Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. When the Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally may not seek to sell these instruments to the general public, but instead will often depend on an institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

The Fund may also invest in securities that may not be restricted but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), the Nasdaq National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a favorable price during times when we believe it is desirable to do so. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly traded securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

Rule 144A Securities. The Fund may purchase Rule 144A securities, which are securities generally traded on a secondary market accessible to certain qualified institutional buyers. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to the Fund’s ability to invest in Rule 144A securities, and Rule 144A securities typically will not be counted towards the Fund’s 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

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Non-U.S. Securities. The Fund may invest up to 10% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Temporary Investments and Defensive Investments. Although inconsistent with the Fund’s investment objectives, under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in cash, or due to large cash inflows, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. The Fund may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities. To the extent the Fund invests in these securities on a temporary basis or for defensive purposes, the Fund may not achieve its investment objectives.

Risk Factors

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Joint Proxy Statement/Prospectus. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Fund. An investment in the Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. References to “we” “us,” or “our” below are references to the Fund.

General Business Risk. We are a Maryland statutory trust registered as a non-diversified, open-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk. We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The third and fourth quarters of 2009 and the first and second quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, if the volatility continues, the cost of raising capital in the fixed income and equity capital markets and the ability to raise capital may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed income instruments may be unwilling or unable to meet their funding obligations. In addition, measures taken by the U.S. government to stimulate the U.S. economy may not be successful or may not have the intended effect. As a result of any of the foregoing, companies may be unable to obtain new fixed income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

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Investment Grade Fixed Income Securities Risk. We may invest a portion of our assets in fixed income securities rated “investment grade” by nationally recognized statistical rating organizations (“NRSROs”) or judged by our Adviser to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”), or BBB- or higher by Fitch, Inc. (“Fitch”). Investment grade fixed income securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities and yields that are below those of non-investment grade fixed income securities, commonly referred to as “junk bonds,” because they are considered to be subject to fewer risks than non-investment grade fixed income securities. Despite being considered to be subject to fewer risks than junk bonds, investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Restricted Securities Risk. We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Rule 144A Securities Risk. We may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

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Tax Risk. We intend to elect to be treated, and intend to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Certain U.S. Federal Income Tax Considerations.” If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution will be reduced.

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

Non-investment Grade Fixed Income Securities Risk. We will not invest more than 25% of our total assets in fixed income securities rated non-investment grade by NRSROs or unrated securities of comparable quality. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated, are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Non-U.S. Securities Risk. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives. This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.

Valuation Risk. The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Trustees. While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Liquidity Risk. Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

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Non-Diversification Risk. We are registered as a non-diversified, open-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain diversification requirements.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us. See “Risk Factors-Company Risks-Covered Call Risk.”

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. In addition, tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue.

Performance Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year so as to maintain our status as a RIC, reduce our federal income tax liability and avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our shareholders.

Legal and Regulatory Change Risks. The regulatory environment for open-end companies is evolving, and changes in the regulation of open-end companies may adversely affect the value of our investments or our ability to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since inception. To the extent that the Adviser’s assets under management grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Concentration Risk. The Fund’s strategy of concentrating in power and energy infrastructure investments means that the performance of the Fund will be closely tied to the performance of these particular market sectors. The Fund’s concentrations in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

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Pandemic and Epidemic Risk. Widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Risks Related to Investing in the Power and Energy Infrastructure Sectors

Under normal circumstances, we plan to invest at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. Our focus on the power and energy infrastructure sectors may present more risks than if it were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on us than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk, (6) power infrastructure company risk, and (7) energy infrastructure company risk.

Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

ETF-Related Risk

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Cash Transactions Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

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Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Fundamental and Non-Fundamental Investment Limitations

This section supplements the disclosure in the prospectus and provides additional information on the Fund’s investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of the Fund’s assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. the Fund may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

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•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of our total assets) in any particular industry, except that the Fund will concentrate our assets in the group of industries constituting the power and energy infrastructure sectors;

•	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered nonfundamental and may be changed by the Board of Trustees without prior approval of our outstanding voting securities.

Nonfundamental Investment Policies

As a nonfundamental investment policy, under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. The Fund also has adopted the following additional nonfundamental policies, that will be followed under normal circumstances:

•	The Fund will invest a maximum of 50% of its total assets in fixed income securities.

•	The Fund will have the ability to utilize leverage to the extent permitted by the 1940 Act.

•	The Fund will not invest more than 15% of its total assets in restricted securities that are ineligible for resale pursuant to Rule 144A under the 1933 Act, all of which may be illiquid securities.

•	The Fund may invest in securities issued by non-U.S. issuers (including Canadian issuers).

•	The Fund will not engage in short sales.

•	The Fund has the ability to covered calls.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes any assets obtained through leverage. The Board may change its nonfundamental investment policies without shareholder approval and will provide notice to shareholders of material changes in such policies (including notice through shareholder reports). Any change in the policy of investing under normal circumstances at least 80% of the Fund’s total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies requires at least 60 days’ prior written notice to shareholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations.

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In addition, to comply with federal income tax requirements for qualification as a RIC, the Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Currently under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing it has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of its total assets including the amount borrowed, less all liabilities.

Under the 1940 Act, a “senior security” does not include any promissory note or other evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence. Both transactions involving indebtedness and any preferred stock issued by the Fund would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the Fund’s outstanding securities. Currently, under interpretive positions of the staff of the SEC, the Fund may not have on loan at any given time securities representing more than one-third of its total assets.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The Fund interprets its policy with respect to concentration to include power and energy infrastructure companies, as defined in the prospectus and below. See “Investment Objectives and Principal Investment Strategies.”

Under the 1940 Act, the Fund may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of its advisory fees and other expenses with respect to assets so invested. Holders of Fund shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair the Fund’s ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

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Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of [•] individuals. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees

The Board provides oversight of the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; [•], the Fund’s principal underwriter (the “Distributor”); [•], doing business as [•], the Fund’s administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and[•], the Fund’s Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board Meetings, which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of [•] Trustees that are not considered to be “interested persons” of the Funds, as defined by the 1940 Act (“Independent Trustees”).The Board has established two standing committees, an Audit Committee and a Nominating & Governance Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust, as well as the Fund.

The Independent Trustees have appointed [•] as Chairman.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was elected to serve on the Board because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

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The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.

The Board has determined that the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, [•], the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the President, Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The full Board receives reports from the investment advisers to the underlying series as to investment risks.

Trustees and Officers

The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
[•]	[•]	[•]	[•]	[•]	[•]

Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

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In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.

[•]

The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares

The following table shows the dollar range of Fund shares and shares in other portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended [•].

Name	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Shares in Fund in the Trust(1)
Independent Trustees
[•]	[•]	[•]

(1)	The Trust include other series in addition to the Fund.

As of [•] the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence. Because the Fund has not yet commenced operations, the Audit Committee has not yet met or taken any action with respect to the Fund as of the date of the SAI.

Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. Because the Fund has not yet commenced operations, the Nominating and Governance Committee has not yet met or taken any action with respect to the Fund as of the date of the SAI.

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Trustee Compensation

The Trustees each receive an annual retainer of $[•]. The Chairman of the Audit Committee receives additional compensation of $[•], the Chairman of the Nominating & Governance Committee receives additional compensation of $[•] and the Chairman of the Board of Trustees receives $[•], each annually. The Trustees each receive $[•] for regularly scheduled meetings and $[•] for additional meetings.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of [•], the following shareholders were considered to be either a control person or a principal shareholder of the Fund:

[•]

Name and Address	% Ownership	Type of Ownership
[•]	[•]	[•]

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of TortoiseEcofin Parent Holdco LLC (“Tortoise”). Tortoise holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of our Managing Directors, also own interests in Tortoise. Our Adviser is located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. As of [•], our Adviser had approximately $[•] billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

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Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Matthew Sallee, CFA, Brian Kessens, CFA, James Mick, CFA and Robert Thummel.  The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.  While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.  Each of [•] has an employment-related agreement with the Adviser and receives base compensation for the services he provides.  They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions.  The Adviser’s earnings are based in part on the value of assets held in our portfolio, as the Adviser’s fee is a percentage of our average monthly Managed Assets. Additional benefits received by [•] are normal and customary employee benefits generally available to all full-time employees. Each of [•] owns an equity interest in Tortoise and each thus benefits from increases in the net income of the Adviser.

Portfolio Managers

The Fund is managed by the portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below. Each member of the portfolio management team has served as portfolio manager since the Fund’s inception.

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The following table provides information regarding other accounts managed by each Portfolio Manager, excluding the Fund, including information regarding the number of managed accounts that pay a performance fee, as of [•]:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (in millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Matthew Sallee
	Registered investment companies Other pooled investment vehicles Other accounts	[•]	[•]	[•]	[•]

Brian Kessens
	Registered investment companies Other pooled investment vehicles Other accounts	[•]	[•]	[•]	[•]

James Mick
	Registered investment companies Other pooled investment vehicles Other accounts	[•]	[•]	[•]	[•]

Robert Thummel
	Registered investment companies Other pooled investment vehicles Other accounts	[•]	[•]	[•]	[•]

Securities Ownership of Portfolio Managers

As of the date of this SAI, the Fund’s portfolio managers did not own any shares of the Fund.

Potential Conflicts of Interest Involving the Adviser and Portfolio Manager and Portfolio Manager Compensation

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Fund has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, our objective.  Certain of the funds and accounts managed by our Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt securities of the same company.

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The Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with each client’s investment objectives and the Adviser’s procedures.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts.  The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts.  The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Service Providers

[•], located at [•] serves as the Administrator, Transfer Agent and index receipt agent (as that term is defined in the rules of the National Securities Clearing Corporation (“NSCC”)) for the Fund.

Pursuant to a Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement between the Trust and [•], [•] provides certain administrative services to the Fund, including, among other responsibilities, portfolio accounting services, tax accounting services and furnishing financial reports, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the [•] does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for the administration and accounting services, the Adviser pays [•] a fee based on the Fund’s average daily net assets, subject to an annual minimum fee. [•] also is entitled to certain out-of-pocket expenses. [•] also is entitled to certain out-of-pocket expenses.

[•] also acts as Transfer Agent and Dividend Disbursing Agent under a separate agreement with the Trust.

Pursuant to a custody agreement between the Trust and the Fund, [•], an affiliate of [•], serves as the custodian of the Fund’s assets (the “Custodian”). Pursuant to the custody agreement, the Custodian receives an annual fee from the Adviser based on the Fund’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses. The Custodian’s address is [•]. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. [•] and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

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Legal Counsel

[•], [•], serves as legal counsel to the Trust and as independent legal counsel to the Board.

Independent Registered Public Accounting Firm

[•], [•], serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related compliance tax services.

Distribution of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with [•] (the “Distributor”), [•], pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares in amounts less than a Creation Unit. The Distributor is not affiliated with the Adviser, Administrator, Fund Accountant or the Custodian.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

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Distribution (Rule 12b-1) Plan

The Trust has adopted a Distribution Plan (the “Plan”) with respect to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Fund does not presently intend to make any payments pursuant to the Plan. Continuance of the Plan with respect to the Fund must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder with respect to the Fund without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of [•]% per annum of the average daily net assets of the Fund’s shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

Marketing Support Payments

The Adviser, out of its own profits and resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares of the Fund. Subject to and in accordance with the terms of the Fund’s prospectus and the Plan (as applicable) adopted by resolution of the Trust’s Board of Trustees, and specifically the “Payments to Financial Intermediaries” section of the Fund’s prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, education training or support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list), participation in sales programs, and for making shares of the Fund available to the intermediaries’ customers generally and in investment programs.

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Support Payments made by the Adviser to intermediaries may be calculated in different ways, including: (1) as a percentage of net sales; (2) as a percentage of net assets; and (3) as a flat fee.

The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to our investment performance on a continuing basis. Accordingly, the price in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

When the Fund purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. The Fund also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund may also purchase securities including fixed income securities directly from an issuer, in which case no commissions or discounts will be paid.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

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Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains (taxed at ordinary federal income tax rates that for individuals are currently as high as 37%) or long-term capital gains (generally taxed to individuals at federal income tax rates that are currently as high as 20%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

Code of Ethics

The Trust and the Adviser each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Procedures

The Fund and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which the Fund believes are reasonably designed to ensure that proxies are voted in the Fund’s best interests and the shareholders’ best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’ proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be the best interest of its clients.

The Chief Executive Officer is responsible for monitoring Fund actions and ensuring that proxies are voted in a timely manner. The Fund is not responsible for voting proxies it does not receive but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee all proxies will be voted in accordance with the referenced Glass Lewis guidelines.The Fund may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between the shareholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Fund, on the other hand, management may (i) disclose the potential conflict to the Board of Directors and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

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Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the NSCC. Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.[•]. The Trust will not disseminate nonpublic information concerning the Trust. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Purchase and Issuance of Shares in Creation Units

The Trust issues and redeems shares of the Fund only in large blocks, known as “Creation Units,” which amount may change from time to time. The Trust issues and sells shares of the Fund: (i) in Creation Units on a continuous basis through the Fund’s distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any day the Fund’s primary listing exchange is open for business (“Business Day”), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the dividend reinvestment service of The Depository Trust Company (“DTC”). The NAV of the Fund’s shares is calculated each Business Day as of the close of regular trading on the Fund’s primary listing exchange, generally 4:00 p.m., Eastern time. The Fund will not issue or redeem fractional Creation Units.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

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The Fund through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s portfolio or resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant . In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

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All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The Cut-Off Time for Fund orders is expected to be 4:00 p.m. EST, which may be modified by the Fund from time-to-time by amendment to the Participation Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3 p.m. EST or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’ investments are primarily traded is closed on any day, the Fund will also generally not accept orders on such day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

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The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor will not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the creation order costs associated with the order or another party, such as the Fund’s investment adviser, has agreed to pay such fee. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non-standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a Non-Standard Charge on certain orders when the Fund’s investment adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation of orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund’s is $500.

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Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund’s. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption Method. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

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Redemption Transaction Fees. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the redemption order costs associated with the order of another party, such as the Fund’s investment adviser, has agreed to pay such fee. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non- Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $500.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date.

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Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form; in such circumstances, the Fund may delay delivery more than seven days if the Fund makes such delivery as soon as practicable, but in no event later than 15 days. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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Determination of Net Asset Value

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

The Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Fund and has been delegated the responsibility for making good faith, fair value determinations with respect to the Fund’s portfolio securities. When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the Fund’s policies and procedures and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid, ask or mean between the bid and the ask price, as determined by the Adviser and disclosed in the notes of the annual report. Equity securities traded in the over-the-counter market (“OTC”) market in which no last sales price is available will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price is used.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the Exchange is open may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’ shares may change on days when shareholders will not be able to purchase or redeem shares.

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Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

General Policies. The Fund expects to pay out dividends from its net investment income monthly.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Fund. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by shareholders of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Certain U.S. Federal Income Tax Considerations

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

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A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

• a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

• a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

• an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status. The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each taxable year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (which includes the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Fund. Consequently, in order to qualify as a RIC, the Fund may be required to limit its equity investments in such entities if they earn income that is nonqualifying income for purposes of the 90% Test.

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If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income for noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

For each year, the Fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Fund may also be subject to this limitation. The Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Fund may choose not to report such section 163(j) interest dividends.

Taxation of Shareholders. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that the Fund reports to a shareholder as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has owned the shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. All other dividends of the Fund (including dividends from net short-term capital gains) to the extent of its current and accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. The noncorporate shareholder must also meet certain holding period and other requirements with respect to its shares in the Fund to be eligible to treat amounts as qualified dividend income.

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Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (i) as to which the Fund has met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If the Fund participates in a securities lending transaction and receive a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Fund distributions, if any, that exceed the Fund’s current and accumulated earnings and profits may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

The Fund’s shareholders will be notified annually by the Fund as to the federal tax characterization of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund or the redemption of Creation Units). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

A sale of shares by a shareholder may give rise to a gain or loss. The difference between the selling price and the shareholder’s tax basis for the shares sold generally determines the amount of the gain or loss realized on the sale or exchange of shares. The tax basis of shares acquired by purchase will generally be based on the amount paid for shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your shares to obtain information with respect to the available basis reporting methods and elections for your account.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than one year, and short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an Authorized Participant upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the Authorized Participant for more than one year, and otherwise will be short-term capital gain or loss. The deductibility of capital losses is subject to limitation under the Code.

The Trust on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the Authorized Participant (or a group of Authorized Participants) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of this 80% determination. If the Fund does issue Creation Units to an Authorized Participant (or group of Authorized Participants) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the Authorized Participant (or group of Authorized Participants) may not recognize gain or loss upon the exchange of securities for Creation Units.

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An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the Authorized Participant’s basis in the Creation Units. Any gain or loss realized by an Authorized Participant upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the Authorized Participant for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains). The IRS may assert that a loss realized upon an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. The deductibility of capital losses is subject to limitation under the Code.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Due to the ability of the Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund, the Fund may be required to execute additional sale or exchange transactions which may increase the taxable income of the Fund and limit the tax efficiency of the Fund.

Taxation of Fund Investments. The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

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If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

The Fund’s investment in lower rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code.. Dividends paid by PFICs are not treated as qualified dividend income.

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The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Fund has been notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Shareholders. Non-U.S. Holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that the Fund elects to report as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund may choose not to make such elections even if they are otherwise available. In the case of shares held through a broker, the broker may withhold even if the Fund report a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their brokers with respect to the application of these rules to their accounts.

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The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FAT@CA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Call Options. The Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If the Fund enter into a closing transaction, the difference between the amount paid to close out the Fund’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long- term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon the Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

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In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer the Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in the Fund’s books and records in order to mitigate the effect of these rules and prevent the Fund’s disqualification from being taxed as a RIC.

Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from the federal tax treatment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal tax laws and regulations that are in effect on the date of this Statement of Additional Information as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Financial Statements

The Trust’s independent registered public accounting firm, [•], will audit and report on the Fund’s annual financial statements. The audited financial statements and notes thereto in each of TTP’s Annual Report to Shareholders, NDP’s Annual Report to Shareholders and TPZ’s Annual Report to Shareholders, each for the fiscal year ended November 30, 2023 (each and “Annual Report” and collectively the “Annual Reports”), as well as the unaudited financial statements and notes thereto in each of TTP’s Semi-Annual Report to Shareholders, NDP’s Semi-Annual Report to Shareholders and TPZ’s Semi-Annual Report to Shareholders, each for the six months ended May 31, 2024 (each and “Semi-Annual Report” and collectively the “Semi-Annual Reports”), are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Reports or Semi-Annual Reports are incorporated by reference herein. The financial statements included in the Annual Reports have been audited by Ernst & Young LLP, each Target Fund’s independent registered public accounting firm, whose reports thereon also appear in the Annual Reports and are incorporated by reference into this SAI. A copy of Annual Reports and Semi-Annual Reports may be obtained upon request and without charge by writing or by calling the Adviser, at the address and telephone number on the back cover of the Joint Proxy Statement/Prospectus. If the Mergers are approved, the Fund will adopt the financial statements and performance history of TPZ, with TPZ being the accounting survivor of the Mergers.

44

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Funds and the fees and expenses of the Fund on a pro forma basis after giving effect of the Mergers is included under the heading “Synopsis–Fees and Expenses” in the Joint Proxy Statement/Prospectus.

The Merger of each of TTP, NDP and TPZ into the Acquiring Fund will result in changes to each of TTP, NDP and TPZ’s investment portfolio due to the investment restrictions of the Acquiring Fund including differences between permitted leverage for closed-end funds and ETFs. Based on the portfolio holdings as of May 31, 2024, each of TTP, NDP and TPZ expects to sell approximately 48%, 45%, and 39% of such holdings, respectively, prior to the applicable Merger in order to de-lever and align its portfolio with the investment strategies of the Acquiring Fund. The Schedules of Investments for TTP, NDP and TPZ as of May 31, 2024 are included below, updated to reflect, for illustrative purposes, the anticipated repositioning of the respective Fund’s portfolio holdings in connection with the applicable Merger. The pro forma Schedules of Investments do not reflect actual changes to portfolio holdings implemented after May 31, 2024. Notwithstanding the foregoing, changes may be made to each of TTP, NDP and TPZ’s portfolio in advance of the applicable Merger and/or the Acquiring Fund’s portfolio following the applicable Merger.

TTP Schedule of Investments (unaudited)
May 31, 2024

	Shares	Fair Value

Common Stocks — 98.3%

Canada Crude Oil Pipelines — 14.9%
Enbridge, Inc. (c)	172,836	$6,322,341
Gibson Energy, Inc. (c)	50,815	849,309
Pembina Pipeline Corp. (c)	124,957	4,641,823
		11,813,473

Canada Natural Gas/Natural Gas Liquids Pipelines — 7.4%
Keyera Corp. (c)	78,735	2,084,850
TC Energy Corp. (c)	98,117	3,783,391
		5,868,241

United States Crude Oil Pipelines — 11.5%
Plains GP Holdings LP(c)	508,250	9,153,583

United States Natural Gas Gathering/Processing — 12.9%
Antero Midstream Corp. (c)	141,044	2,066,295
Equitrans Midstream Corp. (c)	307,343	4,388,858
Hess Midstream Partners LP(c)	98,550	3,424,612
Kinetik Holdings, Inc. (c)	8,934	366,205
		10,245,970

United States Natural Gas/Natural Gas Liquids Pipelines — 47.1%
Cheniere Energy, Inc. (c)	22,822	3,601,083
DT Midstream, Inc. (c)	15,694	1,052,754
Excelerate Energy, Inc. (c)	8,917	158,812
Kinder Morgan, Inc. (c)	389,508	7,591,511
NextDecade Corp.(a) (c)	70,953	508,023
ONEOK, Inc. (c)	116,871	9,466,551
Targa Resources Corp. (c)	46,463	5,493,321
The Williams Companies, Inc. (c)	230,187	9,555,062
		37,427,117

United States Renewables and Power Infrastructure — 4.5%
Clearway Energy, Inc. (c)	22,000	616,000
NextEra Energy Partners LP(c)	15,014	506,122
Sempra Energy(c)	32,242	2,483,601
		3,605,723
Total Common Stocks (Cost $58,471,572)		78,114,107
	Shares/Units	Fair Value

Master Limited Partnerships — 22.3%

United States Natural Gas Gathering/Processing — 3.8%
Western Midstream Partners LP(c)	82,032	$3,061,434

United States Natural Gas/Natural Gas Liquids Pipelines — 11.3%
Energy Transfer LP(c)	292,468	4,582,974
Enterprise Products Partners LP(c)	153,368	4,370,988
		8,953,962
United States Other — 0.1%
Westlake Chemical Partners LP(c)	4,940	115,448

United States Refined Product Pipelines — 7.1%
MPLX LP(c)	113,530	4,618,400
Sunoco LP(c)	19,354	987,054
		5,605,454
Total Master Limited Partnerships (Cost $7,668,199)		17,736,298

Short-Term Investments — 0.4%

Money Market Funds — 0.4%
Invesco Government & Agency Portfolio — Class Institutional, 5.24%(b)	356,578	356,578
Total Short-Term Investments (Cost $356,578)		356,578
Total Investments — 121.0% (Cost $66,496,349)		96,206,983
Liabilities in Excess of Other Assets – (0.0)%		(30,588)
Credit Facility Borrowings — (8.3)%		(6,700,000)
Senior Notes — (5.0)%		(3,942,857)
Mandatory Redeemable Preferred Stock at Liquidation Value — (7.7)%		(6,100,000)
Total Net Assets — 100.0%		$79,433,538

Percentages are stated as a percent of net assets.

NV – Naamloze Vennootschap

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(c)	All or a portion of the Fund’s holdings in this security are/is anticipated to be sold in advance of the Merger.

45

NDP Schedule of Investments (unaudited)
May 31, 2024

	Shares	Fair Value

Common Stocks — 93.4%

Canada Crude Oil Pipelines — 1.3%
Enbridge, Inc. (c)	23,865	$872,982

Canada Natural Gas/Natural Gas Liquids Pipelines — 1.1%
TC Energy Corp. (c)	19,745	761,367

Canada Oil and Gas Production — 2.5%
Suncor Energy, Inc. (c)	40,528	1,654,353

United States Natural Gas Gathering/Processing — 3.7%
Kinetik Holdings, Inc. (c)	5,678	232,741
Kodiak Gas Services, Inc. (c)	79,293	2,184,522
		2,417,263

United States Natural Gas/Natural Gas Liquids Pipelines — 22.8%
Cheniere Energy, Inc. (c)	37,456	5,910,182
Excelerate Energy, Inc. — Class A(c)	6,209	110,582
Kinder Morgan, Inc. (c)	56,165	1,094,656
NextDecade Corp.(a) (c)	55,204	395,261
ONEOK, Inc. (c)	19,585	1,586,385
Targa Resources Corp. (c)	37,880	4,478,553
The Williams Companies, Inc. (c)	36,175	1,501,624
		15,077,243

United States Oil and Gas Production — 56.9%
Chevron Corp. (c)	18,828	3,055,784
ConocoPhillips(c)	21,747	2,533,091
Coterra Energy, Inc. (c)	50,396	1,437,294
Devon Energy Corp. (c)	71,583	3,513,294
Diamondback Energy, Inc. (c)	37,179	7,408,288
EOG Resources, Inc. (c)	23,070	2,873,368
EQT Corp. (c)	117,402	4,824,048
Exxon Mobil Corp. (c)	58,830	6,898,406
Marathon Oil Corp. (c)	81,694	2,365,858
Occidental Petroleum Corp. (c)	43,302	2,706,375
		37,615,806

United States Other — 2.1%
Baker Hughes Co. (c)	38,763	1,297,785
Darling Ingredients, Inc.(a) (c)	1,957	79,063
		1,376,848

United States Renewables and Power Infrastructure — 3.0%
American Electric Power Co., Inc. (c)	2,921	263,620
Constellation Energy Corp. (c)	8,071	1,753,425
		2,017,045
Total Common Stocks (Cost $33,507,559)		61,792,907
	Shares/Units	Fair Value

Master Limited Partnerships — 21.4%

United States Natural Gas Gathering/Processing — 4.1%
Western Midstream Partners LP(c)	72,535	$2,707,006

United States Natural Gas/Natural Gas Liquids Pipelines — 10.8%
Energy Transfer LP(c)	293,256	4,595,322
Enterprise Products Partners LP(c)	89,274	2,544,309
		7,139,631

United States Oil and Gas Production — 2.4%
Mach Natural Resources LP(c)	26,315	506,037
TXO Partners LP(c)	50,000	1,074,000
		1,580,037

United States Refined Product Pipelines — 4.1%
MPLX LP(c)	66,440	2,702,779
Total Master Limited Partnerships (Cost $8,980,242)		14,129,453

Short-Term Investments — 0.5%

Money Market Funds — 0.5%
Invesco Government & Agency Portfolio — Class Institutional, 5.24%(b)	320,012	320,012
Total Short-Term Investments (Cost $320,012)		320,012

Total Investments — 115.3% (Cost $42,807,813)		76,242,372
Other Assets in Excess of Liabilities — 0.1%		79,278
Credit Facility Borrowings — (15.4)%		(10,200,000)
Total Net Assets — 100.0%		$66,121,650

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(c)	All or a portion of the Fund’s holdings in this security are/is anticipated to be sold in advance of the Merger.

46

TPZ Schedule of Investments (unaudited)

May 31, 2024

	Principal Amount	Fair Value

Corporate Bonds — 56.2%

Canada Crude Oil Pipelines — 6.3%
Enbridge, Inc.,
5.50% to 07/15/2027 then 3 mo. Term SOFR + 3.68%, 07/15/2077	$7,042,000	$6,622,409

United States Natural Gas Gathering/Processing — 19.1%
Antero Midstream Partners LP, 5.75%, 03/01/2027(a)	3,800,000	3,748,365
Blue Racer Midstream LLC, 6.63%, 07/15/2026(a)	2,950,000	2,946,802
EnLink Midstream LLC, 6.50%, 09/01/2030(a)	2,000,000	2,042,990
Hess Corp., 5.63%, 02/15/2026(a)	4,160,000	4,134,611
Kodiak Gas Services LLC, 7.25%, 02/15/2029(a)(e)	4,000,000	4,062,215
The Williams Companies, Inc., 4.55%, 06/24/2024	3,000,000	2,997,225
		19,932,208

United States Natural Gas/Natural Gas Liquids Pipelines — 20.8%
Cheniere Energy, Inc., 4.63%, 10/15/2028	3,100,000	2,987,028
DT Midstream, Inc., 4.38%, 06/15/2031(a)	2,000,000	1,796,299
NGPL PipeCo LLC, 3.25%, 07/15/2031(a)	3,500,000	2,968,029
ONEOK, Inc., 6.35%, 01/15/2031	3,000,000	3,124,692
Tallgrass Energy LP, 5.50%, 01/15/2028(a)	3,250,000	3,099,895
Targa Resources Corp., 5.20%, 07/01/2027	4,000,000	3,981,135
Venture Global LNG, Inc., 9.88%, 02/01/2032(a)	3,500,000	3,752,926
		21,710,004

United States Other — 4.5%
New Fortress Energy, Inc., 6.50%, 09/30/2026(a)(e)	5,000,000	4,705,067

United States Refined Product Pipelines — 1.6%
Buckeye Partners LP, 5.85%, 11/15/2043	2,000,000	1,707,263

United States Renewables and Power Infrastructure — 3.9%
NextEra Energy, Inc.,
4.80% to 12/01/2027 then 3 mo. LIBOR US + 2.41%, 12/01/2077(b)	4,500,000	4,117,429
Total Corporate Bonds (Cost $60,402,100)		58,794,380
	Shares	Fair Value

Common Stocks — 41.0%

Canada Crude Oil Pipelines — 1.3%
Enbridge, Inc. (e)	39,056	$1,428,668

Canada Natural Gas/Natural Gas Liquids Pipelines — 1.8%
TC Energy Corp. (e)	48,667	1,876,600

United States Crude Oil Pipelines — 6.2%
Plains GP Holdings LP(e)	358,745	6,460,997

United States Natural Gas Gathering/Processing — 5.3%
EnLink Midstream LLC(e)	90,965	1,154,346
Equitrans Midstream Corp. (e)	108,596	1,550,751
Hess Midstream Partners LP(e)	66,901	2,324,810
Kinetik Holdings, Inc. (e)	11,954	489,994
		5,519,901
United States Natural Gas/Natural Gas Liquids Pipelines — 23.2%
DT Midstream, Inc. (e)	24,885	1,669,286
Excelerate Energy, Inc. (e)	11,787	209,927
Kinder Morgan, Inc. (e)	160,775	3,133,505
NextDecade Corp.(c) (e)	98,612	706,062
ONEOK, Inc. (e)	73,551	5,957,631
Targa Resources Corp. (e)	63,653	7,525,694
The Williams Companies, Inc. (e)	121,546	5,045,374
		24,247,479
United States Refining — 0.4%
PBF Energy, Inc. (e)	8,275	383,381

United States Renewables and Power Infrastructure — 2.8%
Atlantica Sustainable Infrastructure Plc(e)	16,523	363,175
Sempra Energy(e)	33,854	2,607,774
		2,970,949
Total Common Stocks (Cost $28,348,895)		42,887,975

47

TPZ Schedule of Investments (unaudited) (continued)

May 31, 2024

	Shares/Units	Fair Value

Master Limited Partnerships — 24.7%

United States Natural Gas Gathering/Processing — 4.9%
Western Midstream Partners LP(e)	135,715	$5,064,884

United States Natural Gas/Natural Gas Liquids Pipelines — 11.4%
Energy Transfer LP(e)	425,604	6,669,215
Enterprise Products Partners LP(e)	184,023	5,244,655
		11,913,870

United States Refined Product Pipelines — 8.4%
MPLX LP(e)	170,962	6,954,734
Sunoco LP(e)	36,274	1,849,974
		8,804,708
Total Master Limited Partnerships (Cost $12,095,453)		25,783,462
	Shares	Fair Value

Short-Term Investments — 0.4%

Money Market Funds — 0.4%
Invesco Government & Agency Portfolio — Class Institutional, 5.24%(d)	380,729	$380,729
Total Short-Term Investments (Cost $380,729)		380,729

Total Investments — 122.3% (Cost $101,227,177)		127,846,546
Other Assets in Excess of Liabilities — 0.9%		984,984
Credit Facility Borrowings — (23.2)%		(24,300,000)
Total Net Assets — 100.0%		104,531,530

Percentages are stated as a percent of net assets.LIBOR - London Interbank Offered Rate

LIBOR – London Interbank Offered Rate

PLC – Public Limited Company

SOFR – Secured Overnight Financing Rate

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of May 31, 2024, the value of these securities total $33,257,199 or 31.8% of the Fund’s net assets.
(b)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(e)	All or a portion of the Fund’s holdings in this security are/is anticipated to be sold in advance of the Merger.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Fund.

48

Appendix A

Standard & Poor’s Corporation

DESCRIPTION OF CREDIT RATINGS

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Ba	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on Fund employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Maryland law permits a statutory trust, except as provided in its governing instrument, (1) to indemnify and hold harmless, and to obligate itself to indemnify and hold harmless, any trustee, officer, employee, or agent from and against any and all claims and demands whatsoever; and (2) to pay or reimburse in advance of final disposition of a proceeding (as defined in § 2-418 of the Maryland Statutory Trust Act) reasonable expenses incurred in connection with the proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement, incorporated herein by reference or to be filed by pre-effective amendment.

(1)	(a)	Certificate of Trust of Tortoise Capital Series Trust. (1)

(b)	Declaration of Trust of the Registrant. (*)

(2)	By-Laws of the Registrant.(*)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Exhibit A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Instruments defining the rights of shareholders. (*)

(6)	Investment Management Agreement.(*)

(7)	Distribution Agreement.(*)

(8)	Not applicable.

(9)	Custody Agreement.(*)

(10)	12b-1 Plan.(*)

(11)	Opinion and Consent of Vedder Price P.C.(*)

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed regarding the Mergers in the Joint Proxy Statement/Prospectus. (*)

(13)	Not applicable.

(14)	Consent of Independent Registered Public Accounting Firm.(1)

(15)	Not applicable.

(16)	Not applicable.

(17)	Not applicable.

(1)	Filed herewith.
(*)	To be filed by Pre-Effective Amendment.

ITEM 17: UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed Mergers delivered at the closing of the Mergers as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of Overland Park and state of Kansas, on the 23rd day of August, 2024.

Tortoise Capital Series Trust

By:	/s/ Tom Florence
Tom Florence, Trustee

As required by the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated:

Signature	Title	Date

/s/ Tom Florence	Trustee	August 23, 2024
Tom Florence

EXHIBIT INDEX

(1)	Certificate of Trust of Tortoise Capital Series Trust

(14)	Consent of Independent Registered Public Accounting Firm

C-4